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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

REGISTRATION NO. 33-87498
811-08910

VINTAGE MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1415 28th STREET, SUITE 200
WEST DES MOINES, IOWA 50266

(Address of principal executive offices) (Zip code)

James I. Mackay, PRESIDENT
VINTAGE MUTUAL FUNDS, INC.
1415 28th STREET, SUITE 200
WEST DES MOINES, IOWA 50266

(Name and address of agent for service)

COPIES OF ALL COMMUNICATIONS TO:

VERA LICHTENBERGER	JOHN C. MILES, ESQ.
VINTAGE MUTUAL FUNDS, INC.	DONALD F. BURT, ESQ.
1415 28th STREET, SUITE 200	CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
WEST DES MOINES, IOWA 50266	1900 U.S. BANK BUILDING, 233 S. 13TH STREET
LINCOLN, NEBRASKA 68508

Registrant’s telephone number, including area code:	(515) 244-5426

Date of fiscal year end:	03/31/2004

Date of reporting period:	03/31/2004

Item 1. Reports to Stockholders

MESSAGE FROM THE PRESIDENT	Vintage Mutual Funds, Inc.

Dear Shareholders:

Stocks significantly outperformed bonds during 2003. In fact, 2003 was a banner year for stocks. After March of 2003, the stock market rallied impressively due to rebounding corporate earnings, relatively low interest rates, fiscal and monetary stimulants, and a high level of consumer confidence.

Against this backdrop, the various Vintage money market funds, the Limited Term Bond Fund, and the Bond Fund performed well against their respective benchmarks. The Vintage equity funds had more checkered performance — the Vintage Growth Fund produced impressive results, but the Vintage Equity Fund lagged its benchmark even with a nominal return of approximately 25 percent for the fiscal year ended March 31, 2004. As a result, we have modified the investment process and changed leadership of the Vintage Equity Fund.

For 2004, we anticipate a recovering economy that will be more driven by corporate reinvestment than consumer spending. Unlike 2003, many stocks are becoming relatively fully valued. Finding good opportunities will require more effort as earnings increases flatten during the second half of 2004 and into 2005.

Also, market drivers will be different. A year ago, the economy was uncertain whether and how quickly to regain its footing. Deflation was a nagging concern.

Geopolitical instability stalked the economic and political landscape. However, at the end of March of 2003, it seemed that the situations in Afghanistan and Iraq were soon to be well in hand. Unfortunately, it now appears the price of these commitments may be more than the American public had expected or is willing to tolerate.

The notion of deflation has lost traction and the economy appears to be recovering nicely. Robust earnings, continued productivity gains, and an improving employment situation argue for a healthy economy. Accordingly, interest rates are likely to rise but not to the point of discouraging corporate reinvestment or crippling the competitive posture of our exports.

On balance, we feel corporate earnings momentum, still relatively low interest rates, and improving employment will sustain the stock market through the first half of 2004. These forces appear more compelling than the concerns over geopolitical instability, the war in Iraq, the upcoming elections, and the rising level of key commodity prices — most notably interest rates and the price for oil.

The latter part of 2004 is less clear. The first test may well prove to be the initial tightening announcement by the Federal Reserve, which we expect to be relatively modest and occur late in the second or early in the third calendar quarters. The second test will be the elections in November.

On balance, we are generally optimistic because of a fundamentally healthy economy. For all the political rhetoric in election years, our economy and its markets generally retain their composure through such challenges. We do expect occasional distractions characterized by choppy markets but, above all, we have faith in our institutions and the American public to maintain a balanced perspective.

The reports that follow for the various Vintage Mutual Funds provide a great deal of information that should be carefully considered. Each fund’s write-up provides performance discussions for 2003 and how each fund is postured for 2004.

We appreciate the support of you, our shareholders. We consider your trust and confidence to be a privilege that we must constantly earn by performance and service.

MESSAGE FROM THE PRESIDENT	Vintage Mutual Funds, Inc.

Part of service quality is ease of contacting us with your questions and comments. You may interact with us a number of ways — telephone (800-438-6375), our web site (www.VintageFunds.com), or by visiting any AMCORE Bank branch.

Sincerely,

James I. Mackay

President

The Vintage Mutual Funds are distributed by BISYS Fund Services Limited Partnership.

Shares of the Vintage Mutual Funds are NOT INSURED BY THE FDIC and are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., or any of its subsidiaries including Investors Management Group. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund’s portfolio is subject to change.

Information not authorized for distribution unless accompanied or preceded by a current prospectus.

MESSAGE FROM THE INVESTMENT ADVISER	Vintage Mutual Funds, Inc.

Dear Shareholders:

The economy is continuing its move to more solid ground as corporations take on a bigger role in the expansion. After three years of economic support provided by the consumer, corporate America has finally gained the traction it needs to sustain growth into 2005. Popular surveys of business activity suggest a marked improvement in orders, hiring, and general confidence. This is consistent with the dramatic improvement we have seen in corporate earnings and cash flows. While companies have not abandoned their cautious mindsets, seen by their continued efforts to control costs and their hesitation to begin rehiring, they do observe improvements in activity.

Unfortunately, as the first quarter of 2004 comes to an end, the tailwinds of fiscal stimulus will begin to subside for the consumer. Relief in the form of lower 2003 tax bills or larger returns will flow through in the second quarter, leaving consumers free of external stimulus. Granted, the recent decline in mortgage rates will offer isolated assistance, but that game has almost run its course. While this may appear threatening to future growth, we believe not. Consumer incomes and balance sheets are healthy, and employment data is improving. As corporate America improves, this should support consumer spending and extend their reach.

While we believe the economy is back on solid footings, we also believe the Fed will remain vigilant at assuring the recovery is sustainable. The Fed has clearly indicated that employment growth will be a critical litmus test for economic strength. During the first quarter, employment data appears strong by many measures, except for the monthly Payroll Survey data. Payroll data continues to frustrate economists as all other signs of employment show accelerating trends. While Payroll data is a widely accepted measure of employment growth, it is also the recipient of multiple revisions. Historically these revisions have been biased higher in recoveries and lower in recessions. We surmise this pattern will continue. We rather embrace the non-conventional measures of employment activity and adhere to a strategy that will see stronger payroll data in the future.

It’s amazing how quickly the rhetoric surrounding deflation has waned. Twelve months ago deflation was the greatest concern amongst Wall Street pundits. We never embraced the deflation theory. In our semi-annual commentary we discussed the fact that disinflationary trends are diminishing. Today we are actually beginning to feel concerns for just the opposite, inflation. As the economy continues to pick up steam, overcapacity quickly becomes absorbed. While productivity gains have provided a significant catalyst for holding inflation at bay, the sustainability of these gains is being questioned by our team. Capacity utilization continues to creep higher, raw commodity prices have soared as demand has accelerated, the exchange value of the dollar has weakened, and unnoticeably consumer goods appear to be edging higher. While Consumer Price Index has yet to or may never capture all the gains in inflation, several other measures are beginning to show signs of turning. We believe the next direction for inflation is higher, not lower, and are monitoring this data closely.

We are also concerned about stubbornly high oil prices. The benefits provided to consumers by lower taxes are being swallowed by higher fuel costs. The corporations are feeling their share of pain as well. The higher cost of fuel is pressuring margins for many industries and is creating an unwanted headwind for the recovery. While higher costs are creating financial tension, we believe supply/demand imbalances will work their way through the system over the course of this year, and oil will begin to drift lower.

MESSAGE FROM THE INVESTMENT ADVISER	Vintage Mutual Funds, Inc.

Our concerns surrounding the weakening dollar have diminished as the economy has gained strength. Higher interest rates will lead to a stronger dollar, and we see higher interest rates in the second half of the year.

We, like others, believe the Fed is challenged by how long to stay at bay before re-entering with monetary policy. Historically they have erred on the side of caution until it sees a recovery in both inflation and employment. Recently the Federal Open Market Committee (FOMC) acknowledged the balance between inflation and deflation was narrowing. However, previous cycles suggest that policymakers will not raise rates until employment gains are substantial. This would require several months of large gains in employment. As suggested earlier, we believe this is possible.

After two years of economic recovery driven by the U.S. consumer, investors are understandably nervous that employment growth remains meager. Nevertheless, surveys of business hiring intentions are picking up and the continued recovery in capital spending should help stimulate job growth. Employment by all measures will begin to move higher in the second quarter.

We believe the underlying strength in the economy will continue to thrive and employment growth will rise. At the same time, we believe inflation will begin to seep into the economy. These will both be catalysts that will cause the Fed to begin signaling higher rates in the second half of this year. The economy will continue to gain traction as the corporations lead the way on higher profits and stronger cash flows.

We believe the stock will move higher over the course of this year as earnings will eventually override fears of higher interest rates and rising inflation. We feel the Fed will be vigilant at keeping inflation in check while moderating economic growth. With the stronger growth and higher inflation, we will likely see higher interest rates. For this reason we have positioned the bond funds to outperform when interest rates rise by keeping their average maturities shorter than our peers and managing our sector weights accordingly.

As always we thank you for your continued support of and participation in the Vintage Mutual Funds.

Sincerely,

Jeffrey D. Lorenzen, CFA

Senior Vice President and Chief Investment Officer
Investors Management Group

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Money Market Funds

After the Federal Reserve cut overnight rates to 1.00 percent last June, the money market yield curve fell and flattened out as the bond market became less enthusiastic about the economic recovery in light of a weak labor market. However, as the year passed and the economy began to improve, the yield curve began to steepen. One-year rates ended the year approximately 5 basis points higher with overnight rates 25 basis points lower. The Fed is clearly waiting for the labor market to improve before considering a rate hike. As the employment picture improves or inflation accelerates, the likelihood of Fed action will increase and force rates higher.

The Government Assets Fund

The falling overnight rate and rising one-year rate resulted in a steeper curve that made investing farther out the curve a more attractive prospect. Agency yields rose last summer and then fell through the remainder of the year relative to Treasuries, though they continue to offer better yield. The Fund’s average days rose to end the year slightly long the index, and the Fund will remain relatively neutral until a sustained move upward in rates begins to occur when the Fed becomes active in raising overnight rates.

The Institutional Reserves Fund

As overnight rates fell and one-year rates rose, agency yields rose and then fell relative to Treasuries, ending the year at rich relative levels. Discount securities fell as a percent of the portfolio as maturities were reinvested in higher yielding notes, and the Fund’s average days rose to end the year slightly long the index as the portfolio gained experience with cash flows. The Fund will remain relatively neutral until a sustained move upward in rates begins to occur when the Fed becomes active in raising overnight rates.

The Liquid Assets Fund

Short-term corporate spreads tightened throughout the year as investable paper remained scarce. The anticipation of a Fed rate increase caused one-year rates to rise and made investing farther out the curve more attractive. Agencies increased as a percent of the portfolio as the relative value versus corporates improved. The Fund’s average days rose to roughly even with the index, and the Fund will remain relatively neutral until a sustained move upward in rates begins to occur when the Fed becomes active in raising overnight rates.

The Municipal Assets Fund

The municipal money market yield curve steepened along with its taxable counterparts. Floating rate notes decreased as a percentage of the Fund as opportunities arose to add longer paper at attractive rates. The Fund’s average days finished the year slightly long the benchmark and will remain relatively neutral to the index until a sustained move upward in rates begins to occur as the Fed becomes active in raising overnight rates.

Although the Vintage Money Market Funds seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. The Vintage Money Market Funds are neither insured nor guaranteed by the U.S. Government.

A portion of income may be subject to some state and/or local taxes and for certain investors, a portion may be subject to the federal alternative minimum tax.

VINTAGE MUTUAL FUNDS, INC.

Government Assets Fund

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

U.S. Treasury (0.57%):
Treasury Investment Growth Receipt:
$556,000	1.12%*, 08/15/04	$553,685

U.S. Government Agency (59.89%):
Federal Farm Credit Bank:
400,000	1.25%, 04/07/04	400,015
2,000,000	0.98%**, 05/05/04	1,999,951
1,000,000	3.65%, 10/22/04	1,014,210
100,000	1.25%, 04/07/05	99,763
Federal Home Loan Bank:
2,000,000	3.75%, 04/15/04	2,001,940
1,000,000	1.00%*, 04/28/04	999,265
590,000	4.88%, 05/14/04	592,600
1,850,000	3.38%, 05/14/04	1,854,730
1,000,000	7.00%, 06/09/04	1,010,872
2,000,000	3.38%, 06/15/04	2,008,554
1,250,000	7.31%, 06/16/04	1,266,183
500,000	6.57%, 06/18/04	505,787
500,000	7.36%, 07/01/04	507,583
500,000	1.13%, 07/21/04	500,116
2,000,000	3.88%, 09/15/04	2,025,256
500,000	6.78%, 09/17/04	512,242
2,000,000	3.63%, 10/15/04	2,026,253
1,040,000	6.50%, 11/15/04	1,072,577
1,000,000	2.13%, 12/15/04	1,007,027
1,000,000	1.04%***, 03/21/05	999,963
1,000,000	1.30%, 04/11/05	1,000,000
Federal Home Loan Mortgage Corporation:
3,000,000	3.75%, 04/15/04	3,002,932
2,700,000	5.00%, 05/15/04	2,712,837
1,000,000	6.25%, 07/15/04	1,014,849
550,000	3.00%, 07/15/04	552,767
500,000	1.14%, 08/10/04	500,000
860,000	1.38%, 11/09/04	860,000
1,905,000	3.25%, 11/15/04	1,930,109
Federal National Mortgage Association:
2,300,000	0.96%*, 04/01/04	2,300,000
2,500,000	3.63%, 04/15/04	2,502,403
2,000,000	0.99%*, 04/21/04	1,998,917
3,180,000	5.63%, 05/14/04	3,196,513
2,000,000	1.06%*, 05/15/04	1,997,373
1,625,000	3.00%, 06/15/04	1,630,704
434,000	1.10%*, 08/15/04	432,240
3,700,000	6.50%, 08/15/04	3,772,445
2,718,000	3.50%, 09/15/04	2,747,708
1,000,000	1.33%*, 09/17/04	993,897
Student Loan Marketing Association:
1,000,000	3.38%, 07/15/04	1,006,648
Tennessee Valley Authority:
2,000,000	4.75%, 07/15/04	2,021,111

	Total U.S. Government Agency	58,578,340

Repurchase Agreements (38.99%):
Bear, Stearns & Company Inc.:
15,000,000	1.08%, 04/01/04 (Purchased on 3/31/04, proceeds at maturity $15,000,450; Collateralized by $86,195,000 Govt. Agencies, 7/01/33, market value $15,708,942)	15,000,000
Morgan Stanley & Company Inc.:
11,137,631	1.05%, 04/01/04 (Purchased on 3/31/04, proceeds at maturity $11,137,956; Collateralized by $11,285,000 Govt. Agencies, 7/14/10, market value $11,466,939)	11,137,631

*	Effective yield at date of purchase.
**	Interest rate fluctuates monthly with Libor rate.
***	Interest rate fluctuates quarterly with Libor rate.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Government Assets Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Repurchase Agreements (Continued):
UBS Securities LLC:
$12,000,000	1.05%, 04/01/04 (Purchased on 3/31/04, proceeds at maturity $12,000,350; Collateralized by $9,805,000 Govt. Agencies, 1/15/10-6/15/25, market value $12,304,301)	$12,000,000

	Total Repurchase Agreements	38,137,631

	Total Investments in Securities (99.45%) (Cost $97,269,656)	$97,269,656
	Other Assets & Liabilities (0.55%)	541,210

	Net Assets (100.00%)	$97,810,866

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Institutional Reserves Fund

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

U.S. Government Agency (57.44%):
Federal Farm Credit Bank:
$400,000	5.00%, 05/10/04	$401,661
150,000	6.65%, 11/02/04	154,803
Federal Home Loan Bank:
800,000	3.75%, 04/15/04	800,777
500,000	4.88%, 04/16/04	500,798
300,000	1.26%*, 05/04/04	299,658
200,000	7.13%, 05/14/04	201,386
535,000	4.88%, 05/14/04	537,350
700,000	3.38%, 05/14/04	701,790
500,000	3.38%, 06/15/04	502,377
230,000	6.23%, 06/17/04	232,391
260,000	6.20%, 06/23/04	263,005
1,000,000	4.75%, 06/28/04	1,008,941
390,000	7.36%, 07/01/04	396,043
200,000	6.78%, 09/17/04	205,093
750,000	6.26%, 10/14/04	769,115
1,000,000	3.63%, 10/15/04	1,012,833
530,000	3.87%, 11/08/04	538,137
Federal Home Loan Mortgage Corporation:
800,000	1.14%*, 04/01/04	800,000
150,000	6.95%, 04/01/04	150,000
120,000	3.75%, 04/15/04	120,120
436,000	1.24%*, 06/21/04	434,813
250,000	6.25%, 07/15/04	253,719
400,000	3.00%, 07/15/04	402,059
1,000,000	4.50%, 08/15/04	1,012,208
751,000	3.25%, 11/15/04	760,918
500,000	1.88%, 01/15/05	502,651
Federal National Mortgage Association:
1,108,000	5.63%, 05/14/04	1,113,670
1,000,000	6.50%, 08/15/04	1,019,512
500,000	3.50%, 09/15/04	505,066
800,000	1.33%*, 09/17/04	795,118
Student Loan Marketing Association:
660,000	4.75%, 04/23/04	661,399
350,000	1.48%**, 04/26/04	350,095
100,000	8.14%, 05/17/04	100,861
555,000	5.00%, 06/30/04	560,335
450,000	3.38%, 07/15/04	452,799
150,000	1.00%**, 09/16/04	149,924
Tennessee Valley Authority:
300,000	4.75%, 07/15/04	302,931

	Total U.S. Government Agency	18,974,356

Repurchase Agreements (41.94%):
Bear, Stearns & Company Inc.:
6,000,000	1.08%, 04/01/04 (Purchased on 3/31/04, proceeds at maturity $6,000,180; Collateralized by $421,628,000 Govt. Agencies, 9/01/23 — 7/01/33, market value $6,292,660)	6,000,000
Morgan Stanley & Company Inc.:
3,855,312	1.05%, 04/01/04	3,855,312
	(Purchased on 3/31/04, proceeds at maturity $3,855,424; Collateralized by $3,915,000 Govt. Agencies, 2/15/06, market value $3,936,382)
UBS Securities LLC:
4,000,000	1.05%, 04/01/04 (Purchased on 3/31/04, proceeds at maturity $4,000,117; Collateralized by $3,700,000 Govt. Agencies, 9/27/04 — 1/15/10, market value $4,075,912)	4,000,000

	Total Repurchase Agreements	13,855,312

	Total Investments in Securities (99.38%) (Cost $32,829,668)	$32,829,668
	Other Assets & Liabilities (0.62%)	204,079

	Net Assets (100.00%)	$33,033,747

*	Effective yield at date of purchase.
**	Interest rate fluctuates weekly with 3-month U.S. Treasury bill rate.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Liquid Assets Fund

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

U.S. Government Agency (20.24%):
Federal Farm Credit Bank:
$2,000,000	0.98%*, 05/05/04	$1,999,950
Federal Home Loan Bank:
250,000	1.27%**, 04/05/04	249,966
2,000,000	3.75%, 04/15/04	2,001,976
400,000	1.27%**, 05/04/04	399,547
2,300,000	4.88%, 05/14/04	2,310,033
1,000,000	3.88%, 09/15/04	1,012,628
1,000,000	1.13%, 10/06/04	1,000,224
1,650,000	3.63%, 10/15/04	1,670,671
Federal Home Loan Mortgage Corporation:
910,000	4.50%, 08/15/04	921,557
2,076,000	3.85%, 11/05/04	2,104,809
1,660,000	3.88%, 02/15/05	1,697,798
Federal National Mortgage Association:
1,248,000	1.06%**, 05/15/04	1,246,361
1,000,000	3.00%, 06/15/04	1,003,625
1,005,000	7.40%, 07/01/04	1,020,354
1,000,000	3.50%, 09/15/04	1,010,920
1,200,000	1.33%**, 09/17/04	1,192,677
Student Loan Marketing Association:
900,000	1.41%***, 08/27/04	901,294

	Total U.S. Government Agency	21,744,390

U.S. Taxable Municipal Bonds (0.65%):
Coos County, Oregon:
695,000	1.11%, 06/01/04	695,000

Loan Certificates — FmHA Guaranteed Loan Certificates (19.67%):
21,130,543	1.60% to 1.80%****, 04/02/04 to 02/01/29	21,130,543

Trust Certificates — U.S. Govt. Guaranteed Student Loans (4.65%):
5,000,000	1.71%***, 12/14/04	5,000,000

Bankers’ Acceptances (1.71%):
First Tennessee:
208,000	1.36%**, 05/12/04	207,680
462,000	1.33%**, 06/16/04	460,713
508,000	1.26%**, 07/12/04	506,201
250,000	1.26%**, 08/11/04	248,854
415,000	1.24%**, 08/30/04	412,859

	Total Bankers’ Acceptances	1,836,307

Commercial Paper (14.57%):
Citigroup Global Markets:
1,700,000	1.02%**, 04/05/04	1,699,807
Cooperative Association Tractor:
500,000	1.05%**, 04/27/04	499,621
Eagle Funding Capital Corporation:
750,000	1.02%**, 04/12/04	749,766
1,000,000	1.02%**, 04/13/04	999,660
500,000	1.04%**, 04/14/04	499,812
Edison Asset Securities:
257,000	1.03%**, 04/06/04	256,963
J P Morgan Chase & Company:
521,000	1.03%**, 04/08/04	520,896
507,000	1.03%**, 04/13/04	506,826
New Jersey Natural Gas:
2,000,000	1.00%**, 04/01/04	2,000,000
Royal Bank of Scotland:
1,000,000	1.02%**, 04/12/04	999,688
1,100,000	1.02%**, 05/12/04	1,098,722
Three Rivers Funding Corporation:
1,500,000	1.02%**, 04/16/04	1,499,363

*	Interest rate fluctuates monthly with Libor.
**	Effective yield at date of purchase.
***	Interest rate fluctuates weekly with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.
****	Interest rate fluctuates with prime rate. Put option subject to no longer than 7-day settlement.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Liquid Assets Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Commercial Paper (Continued):
Thunder Bay Funding Corporation:
$2,500,000	1.02%**, 04/19/04	$2,498,725
Triple A1 Funding Corporation:
625,000	1.02%**, 04/06/04	624,911
UBS Finance Delaware LLC:
1,200,000	1.02%**, 04/01/04	1,200,000

	Total Commercial Paper	15,654,760

Corporate Bonds (27.67%):
AIG SunAmerica:
1,000,000	6.25%, 06/02/04	1,008,301
1,215,000	6.25%, 06/02/04	1,225,292
Alabama Power Company:
1,385,000	7.13%, 08/15/04	1,414,935
440,000	4.88%, 09/01/04	446,350
Bank of America Corporation:
1,874,000	6.63%, 06/15/04	1,894,791
BP Amoco Capital:
500,000	6.25%, 10/15/04	513,618
Diageo Capital PLC:
1,500,000	6.63%, 06/24/04	1,518,330
Exxon Capital Corporation:
1,390,000	1.60%**, 11/15/04	1,376,381
General Electric Capital Corporation:
1,150,000	5.38%, 04/23/04	1,152,901
330,000	7.25%, 05/03/04	331,706
Household Finance Corporation:
1,745,000	6.00%, 05/01/04	1,752,168
Kuehn Enterprises, LLC:
1,000,000	1.03%*****, 10/01/43	1,000,000
Lehman Brothers Holdings:
1,863,000	6.63%, 04/01/04	1,863,000
1,000,000	7.75%, 01/15/05	1,050,816
McDonald’s Corporation:
2,000,000	5.15%, 07/01/04	2,019,426
Merrill Lynch & Company:
1,700,000	6.55%, 08/01/04	1,730,341
National Rural Utilities:
2,000,000	5.25%, 07/15/04	2,022,409
Pepsico Inc:
765,000	4.50%, 09/15/04	776,528
Pitney Bowes Inc:
1,170,000	5.50%, 04/15/04	1,171,908
Procter & Gamble Company:
1,080,000	6.60%, 12/15/04	1,120,853
Schneider Capital Financing, LLC:
2,080,000	1.03%*****, 07/01/43	2,080,000
Target Corporation:
780,000	7.50%, 02/15/05	821,734
U.S. Bancorporation:
1,425,000	6.00%, 05/15/04	1,433,247

	Total Corporate Bonds	29,725,035

Repurchase Agreements (12.77%):
Bear, Stearns & Company Inc.:
13,721,125	1.08%, 04/01/04 (Purchased on 03/31/04, proceeds at maturity $13,721,537; Collateralized by $78,845,000 Govt. Agencies, 07/01/33, Market Value $14,309,411)	13,721,125

	Total Investments in Securities (101.93%) (Cost $109,507,160)	$109,507,160
	Other Assets & Liabilities (-1.93%)	(2,081,909)

	Net Assets (100.00%)	$107,425,251

**	Effective yield at date of purchase.
*****	Variable rate, put option subject to no longer than 7-day settlement.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Municipal Assets Fund

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Industrial Development Bonds (0.13%):
Iowa
$44,539	Iowa HFA (Starr-Terry Project), 2.91%*, 05/15/05	$44,539

Variable Rate Demand Obligations (57.71%):
Arizona (2.95%):
1,000,000	Apache County, AZ Industrial Development, 1.05%*, 12/15/18	1,000,000

Illinois (5.90%):
1,000,000	Chicago, IL Metropolitan Water Reclamation District, 1.03%*, 12/01/22	1,000,000
500,000	Oak Forest, IL Homewood Pool, 1.04%*, 07/01/24	500,000
500,000	Chicago, IL Series B, 1.04%*, 01/01/37	500,000

		2,000,000

Iowa (5.51%):
270,000	Iowa Finance Authority Hospital Facilities, 1.05%*, 07/01/20	270,000
700,000	Iowa Finance Authority Hospital Facilities, 1.05%*, 01/01/28	700,000
900,000	Iowa Finance Authority (Iowa West Foundation Project), 1.05%*, 01/01/32	900,000

		1,870,000

Kentucky (1.77%):
600,000	Kentucky Economic Development Finance Authority, 0.98%*, 01/01/22	600,000

Michigan (1.47%):
500,000	Michigan State Strategic Fund, 1.02%*, 11/01/33	500,000

Minnesota (1.18%):
400,000	Duluth, MN Tax Increment Revenue, 1.02%*, 09/01/10	400,000

Nevada (2.95%):
1,000,000	ABN AMRO MuniTOPS Trust Certificates, 1.12%*, 07/01/09	1,000,000

New York (4.42%):
500,000	New York, NY Series A4, 1.10%**, 08/01/22	500,000
1,000,000	New York, NY Sub Series A4, 1.10%**, 08/01/23	1,000,000

		1,500,000

North Dakota (1.47%):
500,000	Grand Forks, ND Hospital Facilities, 1.05%**, 12/01/16	500,000

Ohio (5.90%):
1,000,000	Cincinnati and Hamilton Counties, OH Port Authority, 1.06%**, 09/01/25	1,000,000
1,000,000	Washington County, OH Hospital Revenue, 1.04%*, 12/01/33	1,000,000

		2,000,000

Pennsylvania (15.34%):
1,005,000	Erie County Hospital Authority, PA, 1.10%**, 05/15/20	1,005,000
1,000,000	Philadelphia, PA IDR (Newcourtland Elder Services), 1.10%**, 03/01/27	1,000,000
1,000,000	Pennsylvania State Turnpike Commission, 1.10%**, 06/01/27	1,000,000
1,000,000	Benzinger Township Hospital Authority, PA, 1.04%*, 12/01/30	1,000,000
1,000,000	Allegheny County, PA Industrial Development Authority, 1.15%*, 08/01/32	1,000,000
200,000	Allegheny County, PA Higher Education, 1.10%**, 12/01/33	200,000

		5,205,000

Tennessee (2.95%):
1,000,000	Clarksville, TN Public Building Authority, 1.10%**, 07/01/31	1,000,000

*	Variable rate, put option subject to no longer than 7-day settlement.
**	Variable rate, put option subject to next business day settlement.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Variable Rate Demand Obligations (Continued):
Washington (5.90%):
$200,000	Vancouver, Port of, WA, Series 84A, 1.05%*, 12/01/09	$200,000
1,000,000	Lake Tapps Parkway, WA, Series B, 1.05%*, 12/01/19	1,000,000
800,000	Washington State Health Care Facilities, 1.05%**, 02/15/27	800,000

		2,000,000

	Total Variable Rate Demand Obligations	19,575,000

Municipal Bonds (40.93%):
Alaska (0.74%):
250,000	Anchorage, AK Electric Utilities, 4.13%, 06/01/04	251,253

Arizona (0.75%):
250,000	Arizona State Transportation Board, 5.75%, 07/01/04	252,830

Arkansas (0.90%):
305,000	Arkadelphia, AR School District No. 1, 3.00%, 05/01/04	305,498

Colorado (1.07%):
200,000	Garfield, Pitkin & Eagle Counties, CO School District, 6.60%, 06/15/04	204,233
160,000	Garfield County, CO School District RE-2, 1.35%***, 12/01/04	158,575

		362,808

Illinois (3.48%):
250,000	University of Illinois, Auxiliary Facilities System, 4.70%, 04/01/04	250,000
395,000	Illinois State, First Series, 5.00%, 07/01/04	398,810
175,000	Illinois State Development Finance Authority, 4.20%, 08/16/04	176,880
350,000	Illinois Educational Facilities Authority, 4.63%, 09/01/04	354,878

		1,180,568

Indiana (2.06%):
695,000	Allen County, IN Juvenile Justice Center, 4.00%, 07/01/04	699,906

Iowa (3.37%):
640,000	Des Moines, IA Sewer, 3.00%, 06/01/04	642,042
500,000	Waterloo, IA, 4.25%, 06/01/04	502,608

		1,144,650

Massachusetts (4.56%):
325,000	Sherborn, MA, 2.50%, 05/15/04	325,565
275,000	Cohasset, MA, 4.60%, 08/01/04	278,117
200,000	Tyngsborough, MA New Certificate, 6.45%, 08/01/04	203,638
200,000	Worchester, MA, 5.60%, 10/01/04	208,461
270,000	Massachusetts State, Series D, 5.13%, 11/01/04	276,313
150,000	Massachusetts State Series B, 4.00%, 12/01/04	152,771
100,000	Massachusetts State Water Resource Authority, 5.50%, 12/01/04	102,851

		1,547,716

*	Variable rate, put option subject to no longer than 7-day settlement.
**	Variable rate, put option subject to next business day settlement.
***	Effective yield at date of purchase.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Municipal Bonds (Continued):
Michigan (1.95%):
$150,000	Chippewa Valley, MI School District, 4.05%, 05/01/04	$150,388
500,000	Michigan State Building Authority, 5.00%, 10/15/04	510,192

		660,580

Nevada (1.48%):
500,000	Las Vegas, NV Medium Term Detention, 2.00%, 06/01/04	500,774

New York (0.89%):
300,000	Onondaga County, NY Public Improvement, 2.00%, 05/01/04	300,223

North Carolina (1.47%):
500,000	Mecklenburg County, NC Public Improvement, 4.75%, 04/01/04	500,000

Ohio (1.92%):
250,000	Ohio State Natural Resources, 5.25%, 04/01/04	250,000
400,000	Ohio State Highway Capital Improvement, 4.25%, 05/01/04	401,070

		651,070

Oklahoma (1.19%):
400,000	Cleveland County, OK Independent School District, 3.00%, 12/01/04	404,752

Pennsylvania (1.48%):
500,000	Pennsylvania State Turnpike Commission, 3.30%, 07/15/04	503,296

South Dakota (1.51%):
500,000	Sioux Falls, SD Sales Tax, 5.00%, 11/15/04	512,172

Tennessee (0.74%):
250,000	Tipton County, TN Capital Outlay, 2.50%, 04/01/04	250,000

Texas (4.93%):
545,000	Lubbock, TX, Electric Light and Power System, 2.00%, 04/15/04	545,187
200,000	El Paso, TX Certificates, 5.60%, 08/15/04	203,299
500,000	Harris County, TX Toll Road, 6.38%, 08/15/04	519,640
400,000	Mesquite, TX Independent School District, 3.50%, 08/15/04	403,483

		1,671,609

Virginia (1.06%):
150,000	Virginia Beach, VA, 6.20%, 09/01/04	156,158
200,000	Virginia Commonwealth Transportation Board, 5.50%, 10/01/04	204,407

		360,565

Washington (2.31%):
575,000	Washington State Public Power Supply, 4.80%, 07/01/04	580,277
200,000	Washington State Series DD-14, 5.75%, 09/01/04	203,877

		784,154

Wisconsin (3.07%):
410,000	Greenfield, WI School District, 2.50%, 04/01/04	410,000
225,000	Stevens Point, WI Area Public School District, 5.10%, 04/01/04	225,000
200,000	Wisconsin State Series A, 4.00%, 05/01/04	200,508
200,000	Milwaukee, WI Metropolitan Sewer District, 6.25%, 10/01/04	205,130

		1,040,638

	Total Municipal Bonds	13,885,062

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Mutual Funds (0.69%):
$234,371	AIM Institutional Tax Free Cash Reserve, 0.83%**, 04/01/04	$234,371

	Total Investments in Securities (99.46%) (Cost $33,738,972)	$33,738,972
	Other Assets & Liabilities (0.54%)	181,829

	Net Assets (100.00%)	$33,920,801

**	Variable rate, put option subject to next business day settlement.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Fixed Income Funds

The concerns for the economy and fixed income markets one year ago were slow economic growth, uncertainty surrounding the recovery of corporate profitability, and a fear of deflation. The Federal Reserve expressed their concern and was still easing monetary policy as it lowered the Fed Funds target rate down to 1 percent on June 25, 2003. Each of these concerns has shown to be temporary as economic growth in the second half of 2003 was the strongest since the 1980s, corporate profitability is dramatically better and deflationary concerns have moved to the background as hints of inflation are seen on the horizon.

While interest rates are little changed from where they finished the first quarter of 2003, that does not tell the full story. The ten-year Treasury traded in a wide range bottoming at 3.11 percent in June as deflation concerns and lack of growth took center stage. Only three months later, the ten-year note reached its peak for the year at 4.6 percent.

Throughout the volatile interest rate environment, risk was generally rewarded. Corporate bonds were the best performing sector of the bond market as investment grade corporate debt handily beat Treasury returns by nearly 4 percent. High yield markets were strong as well, generally posting double-digit returns. The improvement in corporate profitability led to balance sheet improvements and greater financial flexibility. The asset-backed securities (ABS) sector also posted strong performance, beating Treasury returns by nearly 2 percent. The mortgage-backed securities (MBS) market struggled with the interest rate volatility. Homeowner refinancing opportunities reached new heights as rates hit generational lows. The significant prepayment activity made it difficult for the MBS market to settle on solid ground.

Our outlook for the fixed income markets is for higher interest rates, the switch to a Federal Reserve in tightening mode and balanced performance from the risk sectors of the fixed income universe. This outlook is supported by three main themes: consistent economic growth above 4 percent in 2004, sustained corporate profitability leading to job growth and a bottoming of inflation. Consumer spending (more than two-third’s of the economy) is showing the ability to sustain itself and support economic growth. Corporate profit growth is expected to continue throughout the year at a 15 percent rate. Strong profitability provides the opportunity for business spending and capital expenditures to continue pushing the economy forward. This profitability comes with increased business activity and the need to increase hiring.

While we are not anticipating a return to a harmful inflationary environment, indicators are showing that the trend of consistently falling inflation may be nearing an end. The forward-looking core Producer Price Index (PPI) measure bottomed out at -0.5 percent in December 2002 and reached 0.9 percent in January 2004. The rise in the PPI is following through to the ultimate consumer as shown in the Consumer Price Index (CPI), which bottomed at 0.8 percent in December 2003 and is currently at 0.9 percent. Chairman Greenspan’s favorite inflation index, the core Personal Consumption Expenditures (PCE) has exhibited a similar jump. The core PCE bottomed in December 2003 at 0.8 percent and has increased to 1.1 percent in February 2004. These are not economy-damaging levels of inflation, yet they do point to a potential inflection point in inflationary trends. Without a significant risk of deflation, how “overly accommodative” does the Federal Reserve wish to leave monetary policy?

In summary, we see the economy to be on solid footing and expect the Federal Reserve to begin raising the Fed Funds target rate. The transition to a tightening Fed may place strain on yet unidentified sectors of the market, which will require continued vigilance. The portfolios are defensively positioned

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

for a higher interest rate environment with a focus on capital preservation.

The Limited Term Bond Fund

The economy one year ago was mired with stagnant demand and a fear of deflation. An economic rebound was realized in the second half of 2003 as growth averaging 6.2 percent was the highest level since the 1980s. The first quarter of 2004 started on solid economic footing with anticipated Gross Domestic Product (GDP) growth levels of nearly 5 percent to be in excess of the economy’s long-run potential. Despite a strong economic growth outlook, the market has been challenged in the first quarter of 2004 by three primary concerns: slow job growth, massive foreign central bank buying of U.S. Treasuries, and geopolitical risk/terrorist attacks. These concerns have caused interest rates to fall during the first quarter of 2004. While each of these concerns is valid, they are likely to be trumped by improving economic fundamentals throughout the remainder of 2004.

Interest rates are little changed from where they finished the first quarter of 2003. The two-year Treasury rate finished the first quarter of 2004 at 1.57 percent, a mere 0.09 percent higher than a year prior. Interest rate movements during the past twelve months, however, have been dramatic. The two-year Treasury traded in a wide range bottoming at 1.09 percent in June 2003 as deflation concerns and lack of growth took center stage. By early December, the two-year reached its peak of 2.1 percent as growth was returning to the economy. Portfolio performance benefited from these market gyrations. Portfolio duration management added value as the portfolio had less interest rate risk than the benchmark during the swift rise in rates during late-summer 2003, and duration was increased to be more in line with the benchmark following the increase. Sector allocations also performed well. The overweight to asset-backed securities (ABS) proved beneficial as they printed results well in excess of the market. Corporate bond exposure was increased throughout the period as economic improvements make this sector more attractive.

Investment strategy is focused on holding less interest rate risk than the benchmark and an overweight in fixed income sectors that generate an income advantage over the index. ABS, taxable municipal bonds, corporate bonds, mortgage-backed securities, and collateralized mortgage obligations (CMO) possess a yield cushion, which performs well in stable and rising rate environments. U.S. Treasury and Agency allocations continue to possess a significant underweight. An expectation of improving job growth and sustained economic growth supports the strategy.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

Value of a $10,000 Investment

*	Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

**	The composition of the Fund’s holdings is subject to change.

The performance of the Vintage Limited Term Bond Fund is measured against the Lehman Brothers 1-3 yr. Government/ Credit Index† and the Merrill Lynch 1-5 yr. U.S. Government/ Corporate Index. Both are unmanaged indices generally representative of the performance of government and corporate bonds and the Lehman Index having maturities of 1-3 years and the Merrill Lynch having maturities of 1-5 years. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The Fund had previously been measured against the Lehman Brothers Intermediate Government/ Corporate Bond Index. However, the Fund is now measured against the Lehman 1-3 yr. Government/ Credit Index as it better reflects the investment objective of the Fund.

VINTAGE MUTUAL FUNDS, INC.

Limited Term Bond Fund

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

U.S. Treasury Notes (7.96%)
$1,500,000	U.S. Treasury Note, 6.88%, 05/15/06	$1,663,770
1,000,000	U.S. Treasury Note, 2.00%*, 05/15/06	1,007,500
1,000,000	U.S. Treasury Note, 7.00%, 07/15/06	1,118,590
1,300,000	U.S. Treasury Note, 6.25%, 02/15/07	1,455,792

		5,245,652

U.S. Government Agencies (14.16%)
1,000,000	Farmers Home Loan Bank, 4.88%, 08/15/05	1,047,500
620,000	Farmers Home Loan Bank, 2.88%, 09/15/06	633,175
400,000	Federal Home Loan Mortgage Corp., 1.75%, 05/15/05	402,000
1,000,000	Federal Home Loan Mortgage Corp., 7.00%, 07/15/05	1,071,250
2,000,000	Federal Home Loan Mortgage Corp., 5.25%, 01/15/06	2,125,000
4,000,000	Federal Home Loan Mortgage Corp., 2.38%, 04/15/06	4,050,000

		9,328,925

Mortgage Related Securities (33.25%)
Collateralized Mortgage Obligations (2.08%)
61,797	Federal National Mortgage Assoc., 1993-14A, 6.00%, 02/25/08	63,659
56,986	FHR, 6.00%, 06/15/25	56,945
446,478	Lehman Home Equity Loan Trust, 7.46%, 03/25/12	448,233
5,698	Prudential Home Mortgage Sec. 6.98%, 09/28/23	5,705
509,491	SASC 2001-1, 7.22%, 02/25/31	511,698
243,473	SASC 2002-5A, 5.33%, 04/25/32	252,756
29,720	Washington Mutual 2001-S9, 6.75%, 09/25/31	29,689

		1,368,685

Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (9.99%)
96,743	Pool #E61274, 7.00%, 08/01/09	102,126
1,505,154	Pool #M90830, 3.50%, 08/01/08	1,516,683
2,431,897	Pool #M90842, 4.00%**, 09/01/08	2,483,405
1,441,241	Pool #M90876, 4.00%, 11/01/08	1,471,766
986,809	Pool #M90877, 4.00%, 12/01/08	1,007,710

		6,581,690

Asset Backed Securities (21.18%)
235,279	Aerofreighter Finance Trust, 7.85%, 12/15/09	235,573
683,424	Amresco Residential Sec. Mtg. Loan Trust 1997, 7.43%, 06/25/27	696,348
218,718	Block Mortgage Finance Inc., 1998-1, 6.50%, 09/25/12	218,510
1,148,965	Centex Home Equity 2000-B A4, 8.24%, 08/25/28	1,180,308
737,975	Centex Home Equity 2000-C A4, 7.72%, 05/25/29	778,564
60,541	Centex Home Equity 2001-B A3, 5.77%, 11/25/27	60,581
526,926	Conseco Finance 2000-D A4, 8.17%, 12/15/25	540,890
1,150,000	Conseco Finance 2000-D A5, 8.41%, 12/15/25	1,252,177
135,000	Conseco Finance 2001-B 1M1, 7.27%, 06/15/32	144,358
750,000	Conseco Finance HE 2001-A 1M1, 7.44%, 03/15/32	778,537
71,424	Delta Funding Home Equity 1996-3 A4, 7.08%, 03/25/19	71,341
462,783	Delta Funding Home Equity 1998-3 A1A, 1.38%, 12/15/30	463,468
297,196	Delta Funding Home Equity 2000-2, 7.97%, 08/15/30	309,063
757,726	Ditech Home Loan Owner Trust, 7.24%, 06/15/29	768,213
549,232	Emergent Home Equity Loan Trust 1997-4 A5, 7.08%, 12/15/28	574,091
247,681	First Alliance Mortgage Loan Trust 1998-2F, 6.52%, 09/20/29	255,872

*	Effective yield at date of purchase.
**	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Mortgage Related Securities (Continued):
$1,287,640	GE Capital Mtg Services 1996-HE4 M, 7.65%, 10/25/26	$1,286,120
374,369	Green Tree Financial Corp 1994-8 A6, 8.90%, 04/15/25	393,226
525,849	Green Tree Financial Corp 1996-3 A5, 7.35%, 05/15/27	567,480
445,705	Green Tree Financial Corp 1996-8 A6, 7.60%, 10/15/27	488,422
528,546	Green Tree Financial Corp 1998-A M1, 6.98%, 06/15/29	541,210
412,582	Green Tree Home Improvement Loan Trust 1998-D HEM1, 6.71%, 08/15/29	422,744
160,424	IMC Home Equity Loan Trust 1997-3 A7, 7.08%, 08/20/28	160,302
348,691	Indymac Manufactured Housing Contract Ser. 1998-2 A2, 6.17%, 12/25/11	333,649
89,246	Nationcredit Grantor Trust 1997-1 C1 A, 6.75%, 08/15/13	89,394
111,187	Oakwood Mortgage Investors Inc. 1996-A, 6.60%, 05/15/21	114,733
460,564	Residential Asset Securities Corp. 1999-KS4 AI4, 7.22%, 06/25/28	484,062
186,255	Union Acceptance Corp Ser 1999-C A4, 6.82%, 01/09/06	186,471
20,451	Vanderbilt Mortgage Finance 1996-A A4, 7.18%, 04/07/26	20,474
509,837	Vanderbilt Mortgage Finance 2000-A IA3, 7.82%, 11/07/17	534,508

		13,950,689

	Total Mortgage-Related Securities	21,901,064

Municipal Bonds (3.51%)
U.S. Taxable Municipal Bonds (3.05%)
65,000	Azusa Pacific University, 7.25%, 04/01/09	70,570
115,000	Bexar County, TX Housing, 8.75%, 05/01/05	119,215
500,000	Chemeketa Community College, OR, 1.94%, 06/15/06	499,820
1,000,000	Chicago, IL, 6.00%, 11/15/04	1,023,450
240,000	Reeves County, TX, 6.80%, 06/01/06	245,016
50,000	St. Charles County, MO Public Arena, 6.54%, 09/15/05	51,908

		2,009,979

State Tax-Exempt Municipal Bonds (0.46%)
300,000	Johnston, IA Community School District, 3.00%, 06/01/05	301,794

	Total Municipal Bonds	2,311,773

Corporate Bonds (38.48%)
Airlines (1.38%)
639,603	Continental Airlines, 6.41%, 04/15/07	614,876
285,764	Southwest Airlines, 5.10%, 05/01/06	297,735

		912,611

Aluminum (1.12%)
700,000	Aluminum Co, 6.13%, 06/15/05	736,750

Automobiles (1.95%)
600,000	Ford Motor Credit Co, 6.50%, 01/25/07	641,250
600,000	General Motors Acceptance Corp, 6.13%, 08/28/07	646,500

		1,287,750

Automotive Finance (0.49%)
300,000	Daimler Chrysler, 6.40%, 05/15/06	322,875

Banking (2.78%)
400,000	Bank Of America, 4.75%, 10/15/06	425,000
300,000	First Chicago, 6.13%, 02/15/06	323,250
300,000	First Union, NJ, 7.13%, 10/15/06	335,250
300,000	US Bank NA, 2.85%, 11/15/06	307,125
400,000	Wells Fargo and Company, 6.88%, 04/01/06	439,500

		1,830,125

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Corporate Bonds (Continued):
Broker-Dealer (1.62%)
$300,000	Bear Stearns, 7.63%, 02/01/05	$315,375
300,000	Goldman Sachs, 4.13%, 01/15/08	313,125
400,000	Morgan Stanley, 5.80%, 04/01/07	437,500

		1,066,000

Building Products (0.82%)
500,000	Vulcan Materials, 6.40%, 02/01/06	539,375

Chemicals (0.79%)
500,000	Ashland Inc., 8.54%, 01/13/05	523,750

Consumer Goods and Services (0.95%)
300,000	Diageo Capital Plc, 6.13%, 08/15/05	318,375
300,000	Fortune Brands, 2.88%, 12/01/06	305,625

		624,000

Electric Utility (6.90%)
400,000	Alabama Power, 2.80%, 12/01/06	405,000
1,000,000	Appalachian Power, 7.85%, 11/01/04	1,036,250
432,000	Arkansas Electric Coop, 7.33%, 06/30/08	469,260
1,000,000	Central LA Elect, 6.95%, 06/21/06	1,090,000
1,000,000	Enserch Corp, 7.13%, 06/15/05	1,041,250
500,000	West Penn Power, 6.38%, 06/01/04	505,000

		4,546,760

Electrical and Electronic (1.17%)
400,000	Cox Communications, Inc., 7.75%, 08/15/06	449,000
300,000	General Electric Capital Corp, 5.38%, 03/15/07	325,500

		774,500

Energy (1.48%)
300,000	Conoco Funding, 5.45%, 10/15/06	324,000
400,000	Devon Energy, 2.75%, 08/01/06	402,500
225,000	Occidental Petroleum, 5.88%, 01/15/07	245,812

		972,312

Entertainment (0.48%)
300,000	CBS Corp, 7.15%, 05/20/05	318,375

Financial Services (5.31%)
400,000	American General Finance, 5.88%, 07/14/06	433,000
300,000	CIT Group, 4.13%, 02/21/06	311,625
600,000	Citigroup, 5.75%, 05/10/06	646,500
400,000	Countrywide Home Loans, 5.50%, 08/01/06	429,000
650,000	Household Finance Corp, 8.00%, 05/09/05	694,687
300,000	Lehman Brothers Holdings Inc., 6.25%, 05/15/06	326,625
300,000	Merrill Lynch, 7.38%, 05/15/06	333,375
300,000	Washington Mutual, 6.25%, 05/15/06	326,250

		3,501,062

Food Products (0.50%)
300,000	Campbell Soup Co, 5.50%, 03/15/07	326,250

Forest Products (0.66%)
400,000	Weyerhaeuser Co, 6.00%, 08/01/06	432,000

Governments-Foreign (1.11%)
262,500	City of Naples, 7.52%, 07/15/06	280,219
400,000	Quebec Province, 7.00%, 01/30/07	451,000

		731,219

Health Care (0.47%)
300,000	Cardinal Health, 4.45%, 06/30/05	309,750

Insurance (0.48%)
300,000	Midwest Power Systems 7.00% 02/15/05	314,250

Manufacturing-Consumer Goods (0.99%)
300,000	Eaton Corp, 8.90%, 08/15/06	345,375
300,000	GE Capital Corp, 2.85%, 01/30/06	305,625

		651,000

Media (0.83%)
300,000	AOL Time Warner, 6.13%, 04/15/06	323,250
200,000	Tribune, 6.88%, 11/01/06	222,000

		545,250

Natural Gas Utility (1.56%)
1,000,000	Consolidated Natural Gas, 7.25%, 10/01/04	1,027,500

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Corporate Bonds (Continued):
Oil & Gas Exploration Products & Services (0.49%)
$300,000	Marathon Oil, 5.38%, 06/01/07	$324,000

Retail Stores (0.66%)
400,000	Target Corp., 5.50%, 04/01/07	434,000

Telecommunications (3.49%)
300,000	AT&T Wireless, 7.35%, 03/01/06	328,875
300,000	British Telecom PLC, 7.63%, 12/15/05	328,875
300,000	France Telecom, 9.00%, 03/01/06	331,500
400,000	Sprint Cap Corp., 6.00%, 01/15/07	434,500
300,000	TCI Communications Inc., 8.00%, 08/01/05	323,250
500,000	Verizon Global Funding Corp, 6.13%, 06/15/07	553,125

		2,300,125

	Total Corporate Bonds	25,351,589

Mutual Funds (1.97%)
1,298,567	Government Assets Fund T Shares, 0.34%***	1,298,567

	Total Investments in Securities (99.33%) (Cost $64,802,909)	$65,437,570
	Other Assets and Liabilities (0.67%)	443,485

	Net Assets (100.00%)	$65,881,055

***	Rate shown is as of March 31, 2004.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Bond Fund

The economy one year ago was mired with stagnant demand and a fear of deflation. An economic rebound was realized in the second half of 2003 as growth averaging 6.2 percent was the highest level since the 1980s. The first quarter of 2004 started on solid economic footing with anticipated Gross Domestic Product (GDP) growth levels of nearly 5 percent to be in excess of the economy’s long-run potential. Despite a strong economic growth outlook, the market has been challenged in the first quarter of 2004 by three primary concerns: slow job growth, massive foreign central bank buying of U.S. Treasuries, and geopolitical risk/terrorist attacks. These concerns have caused interest rates to fall during the first quarter of 2004. While each of these concerns is valid, they are likely to be trumped by improving economic fundamentals throughout the remainder of 2004.

Interest rates are little changed from where they finished the first quarter of 2003. The ten-year Treasury rate finished the first quarter of 2004 at 3.84 percent, a mere 0.04 percent higher than a year prior. Interest rate movements during the past twelve months, however, have been dramatic. The ten-year Treasury traded in a wide range bottoming at 3.11 percent in June 2003 as deflation concerns and lack of growth took center stage. By early September, the ten-year reached its peak of 4.6 percent as growth was returning to the economy. Portfolio performance benefited from these market gyrations. Portfolio duration management added value as the portfolio had less interest rate risk than the benchmark during the swift rise in rates during late-summer 2003, and duration was increased to be more in line with the benchmark following the increase. Sector allocations also performed well. Corporate bonds and asset-backed securities (ABS) were the two best performing sectors of the fixed income markets over the past twelve months and both held overweight positions in the portfolio. The mortgage-backed securities (MBS) sector lagged the market and held a portfolio underweight.

Investment strategy is focused on holding less interest rate risk than the benchmark and continues to hold an overweight in fixed income sectors that generate an income advantage over the index. Corporate bonds and ABS continue to hold overweight positions. MBS weightings are slightly below benchmark levels. MBS exposure will be increased as interest rates rise and prepayment risk falls. U.S. Treasury allocations continue to possess a significant underweight. An expectation of improving job growth and sustained economic growth supports the strategy.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

Value of a $10,000 Investment

*	Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

**	The composition of the Fund’s holdings is subject to change.

The performance of the Vintage Bond Fund is compared to the Lehman Brothers Aggregate Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.

Bond Fund

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

U.S. Treasury Bonds (1.60%)
$500,000	U.S. Treasury Bond, 8.00%, 11/15/21	$701,930
550,000	U.S. Treasury Bond, 7.25%, 08/15/22	722,563
500,000	U.S. Treasury Bond, 6.00%, 02/15/26	579,685

	Total U.S. Treasury Bonds	2,004,178

U.S. Treasury Strips (3.32%)
2,410,000	Treasury Principal Strips, 05/15/20	1,087,007
1,810,000	U.S. Treasury Strip, 0.00%, 11/15/15	1,087,701
2,200,000	U.S. Treasury Strip, 0.00%, 11/15/18	1,093,246
2,720,000	U.S. Treasury Strip, 0.00%, 08/15/25	902,333

	Total U.S. Treasury Strips	4,170,287

U.S. Government Agencies (6.00%)
500,000	Federal Home Loan Mortgage Corp., 6.25%, 07/15/32	570,000
730,000	Federal Home Loan Mortgage Corp., 6.75%, 09/15/29	878,015
500,000	Federal National Mortgage Assoc., 7.13%, 01/15/30	628,260
1,000,000	Federal National Mortgage Assoc., 3.75%, 09/15/08	1,016,250
3,000,000	Federal National Mortgage Assoc., 7.25%, 01/15/10	3,606,630
730,000	Federal National Mortgage Assoc., 6.25%, 05/15/29	826,725

	Total U.S. Government Agencies	7,525,880

Mortgage Related Securities (51.95%)
Collateralized Mortgage Obligations (7.55%)
189,952	FHR, 6.00%, 06/15/25	189,817
411,852	FHR, 5.75%, 06/15/25	413,475
658,445	FHR, 6.00%, 12/15/27	674,156
571,036	Freddie Mac 2535 PL, 4.00%, 06/15/29	576,119
847,606	PNC Mortgage Securities Corp, 1999-6 CB3, 6.71%, 07/25/29	877,535
66,040	Residential Accredit Loans Ser 1996-QS7, 8.00%, 11/25/11	65,968
38,474	Salomon Bros Mortgage Sec BM7 1995-1 PO, 0.00%, 02/25/25	38,306
2,604,278	SASC 2001-1, 7.22%, 02/25/31	2,615,554
600,000	SASC 2002-26, 6.00%, 12/25/32	615,720
1,688,841	SASC 2003-3XS, 4.02%, 03/25/33	1,691,813
460,236	Washington Mutual 2002-S3, 6.50%, 06/25/32	466,168
1,250,000	Washington Mutual 2003-AR4, 3.42%, 05/25/33	1,254,738

		9,479,369

Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (10.50%)
160,227	Pool #C00592, 7.00%, 03/01/28	170,097
183,296	Pool #C00896, 7.50%, 12/01/29	197,318
1,641,265	Pool #C01491, 6.00%, 02/01/33	1,706,423
259,431	Pool #C19588, 6.50%, 12/01/28	273,059
154,022	Pool #C53696, 7.00%, 06/01/31	163,320
249,238	Pool #C72044, 6.50%, 10/01/32	261,926
334,061	Pool #C76748, 6.00%, 02/01/33	347,306
182,159	Pool #E00436, 7.00%, 06/01/11	194,750
1,693,929	Pool #E01419, 5.50%, 05/01/18	1,766,717
1,732,635	Pool #E01488, 5.00%, 10/01/18	1,783,297
176,110	Pool #E99510, 5.50%, 09/01/18	183,677
2,520,373	Pool #G01563, 5.50%, 06/01/33	2,584,944
199,189	Pool #G80135, 7.00%, 10/25/24	211,216
2,232,290	Pool #GO1444, 6.50%, 08/01/32	2,345,891
970,435	Pool #M90876, 4.00%, 11/01/08	990,989

		13,180,930

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Mortgage Related Securities (Continued):
Federal National Mortgage Association Mortgage-Backed Pools (18.27%)
$400,700	Pool #240650, 7.50%, 07/01/21	$435,224
144,242	Pool #250990, 7.50%, 07/01/27	154,848
197,893	Pool #251614, 7.00%, 04/01/28	210,239
265,691	Pool #251697, 6.50%, 05/01/28	279,565
468,778	Pool #252334, 6.50%, 02/01/29	496,211
261,683	Pool #252518, 7.00%, 05/01/29	279,373
934,266	Pool #254473, 5.50%, 10/01/17	974,337
1,598,264	Pool #254759, 4.50%, 06/01/18	1,620,177
1,575,743	Pool #254802, 4.50%, 07/01/18	1,597,346
1,162,268	Pool #254905, 6.00%, 10/01/33	1,210,165
246,404	Pool #254982, 5.00%, 12/01/33	247,735
414,191	Pool #323282, 7.50%, 01/01/28	444,646
225,033	Pool #323640, 7.50%, 04/01/29	241,708
194,676	Pool #346287, 7.00%, 05/01/26	207,057
2,439,150	Pool #357467, 5.50%, 12/01/33	2,500,495
899,934	Pool #380502, 6.44%, 08/01/08	951,482
222,441	Pool #535817, 7.00%, 04/01/31	236,061
1,167,075	Pool #545759, 6.50%, 07/01/32	1,226,152
586,787	Pool #545993, 6.00%*, 11/01/32	610,968
2,433,797	Pool #555272, 6.00%, 03/01/33	2,534,094
158,406	Pool #581592, 7.00%, 06/01/31	168,105
162,370	Pool #640002, 5.65%, 07/01/31	167,928
887,017	Pool #686168, 5.69%, 05/01/32	919,420
464,943	Pool #713974, 5.50%, 07/01/33	476,636
1,805,085	Pool #721502, 5.00%, 07/01/33	1,814,832
2,844,345	Pool #737730, 5.50%, 09/01/33	2,915,880

		22,920,684

Government National Mortgage Assoc. Mortgage-Backed Pools (2.60%)
413,292	Pool #22536, 7.50%, 01/20/28	443,243
1,019	Pool #315929, 9.00%, 06/15/22	1,142
149,838	Pool #451522, 7.50%, 10/15/27	161,396
299,820	Pool #462556, 6.50%, 02/15/28	316,955
155,092	Pool #466138, 7.50%, 12/15/28	166,952
295,669	Pool #469699, 7.00%, 11/15/28	315,429
294,766	Pool #486760, 6.50%, 12/15/28	311,612
186,234	Pool #780453, 7.50%, 12/15/25	200,942
271,082	Pool #780584, 7.00%, 06/15/27	289,949
297,644	Pool #780717, 7.00%, 02/15/28	318,038
205,319	Pool #780936, 7.50%, 12/15/28	221,391
482,774	Pool #780990, 7.50%, 12/15/28	519,904

		3,266,953

Asset-Backed Securities (13.03%)
45,957	Advanta Mortgage Loan Trust 1999-1, 6.30%, 04/25/27	47,389
683,424	Amresco Residential Securities Mortgage Loan Trust 1997-2, 7.43%, 06/25/27	696,348
1,160,000	CIT Group Home Equity Loan Trust 2002-1 AF5, 6.71%, 02/25/33	1,263,982
887,391	Conseco Finance, 8.15%, 02/15/31	926,392
380,000	Conseco Finance, 8.31%, 05/01/32	327,758
2,000,000	Conseco Finance, 6.77%, 09/01/32	2,067,900
500,000	Conseco Finance, 8.41%, 12/15/25	544,425
646,588	Contimortgage Home Equity Loan Trust 1999-1 A7, 6.47%, 12/15/13	670,273
757,726	Ditech Home Loan Owner Trust 1998-1 A5, 7.24%, 06/15/29	768,213
1,050,000	Equity One ABS 2000-1 A5, 8.02%, 02/25/32	1,137,150
1,000,000	Equity One ABS 2002-3 M1, 6.04%, 11/25/32	1,063,220
760,567	FHMLC Structured Pass-Thru T-5, 7.12%, 06/25/28	782,494
1,203,500	Green Tree Financial Corp 1996-3 A6, 7.85%, 05/15/27	1,310,804
697,383	Indymac Manufactured Housing Contract Ser 1998-2 A2, 6.17%, 12/25/11	667,298
289,673	Indymac Manufactured Housing Contract Ser 1998-2 A4, 6.64%, 12/25/27	280,264
1,500,000	Merrill Lynch Mortgage Investors 2002 AF3, 6.55%, 09/25/32	1,633,755
319,171	Mortgage Lenders Network Home Equity 1998-1, 6.76%, 08/25/29	318,766
178,292	Nationscredit Grantor Tr 1997-1 A, 6.75%, 08/15/13	178,580

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Mortgage Related Securities (Continued):
$1,091,752	Saxon Asset Securities Tr 1998-4 AF5, 6.93%, 01/25/30	$1,100,737
352,093	Southern Pacific Secured Assets Corp, 1998-1 A6, 7.08%, 03/25/28	351,698
207,145	UCFC Manufactured Housing Contract 1998-2 A2, 6.08%, 08/15/15	209,333

		16,346,779

	Total Mortgage Related Securities	65,194,715

U.S. Taxable Municipal Bonds (2.23%)
125,000	Fulton, MO Sinking Fund, 7.60%, 07/01/11	139,735
815,000	Oregon State, 3.74%, 06/01/08	840,273
285,000	Pennsylvania State Higher Education, 4.70%, 07/01/09	287,328
90,000	Prairie Du Chien, WI Redevelopment Auth., 7.60%, 04/01/05	95,259
100,000	Prairie Du Chien, WI Redevelopment Auth., 7.63%, 04/01/06	110,733
1,200,000	University of Southern California, 5.87%, 01/01/14	1,326,504

	Total U.S. Taxable Municipal Bonds	2,799,832

Corporate Bonds (32.61%)
Agriculture (0.86%)
915,000	Monsanto Co., 7.38%, 08/15/12	1,084,275

Airlines (0.02%)
21,553	Continental Airlines, 7.08%, 11/01/04	21,168

Automobiles (2.06%)
200,000	Ford Motor Credit Co, 7.45%, 07/16/31	199,750
850,000	Ford Motor Credit Co, 7.38%, 02/01/11	926,500
100,000	General Motors, 8.38%, 07/15/33	113,375
250,000	General Motors Acceptance Corp, 8.88%, 06/01/10	298,437
960,000	General Motors Acceptance Corp, 6.88%, 09/15/11	1,041,600

		2,579,662

Automotive Finance (0.31%)
365,000	Daimler Chrysler, 6.50%, 11/15/13	394,656

Banking (1.06%)
1,000,000	Bank Of America, 7.40%, 01/15/11	1,200,000
115,000	Bank One Corp, 6.50%, 02/01/06	124,487

		1,324,487

Beverages — Soft Drinks (0.76%)
910,000	Bottling Group, 5.00%, 11/15/13	947,537

Broker-Dealer (1.96%)
680,000	Bear Stearns Co, 6.75%, 12/15/07	769,250
470,000	Lehman Brothers Holdings, 6.63%, 01/18/12	543,438
420,000	Lehman Brothers Holdings, 4.80%*, 03/13/14	422,625
705,000	Morgan Stanley, 3.88%*, 01/15/09	719,981

		2,455,294

Consumer Goods and Services (0.26%)
300,000	Alberto-Culver, 6.38%, 06/15/28	323,625

Data Processing & Reproduction (0.34%)
420,000	First Data, 4.70%, 08/01/13	429,450

Electric Utility (2.45%)
1,750,000	El Paso Electric Co, 9.40%, 05/01/11	2,049,687
1,000,000	Monongahelia Power, 5.00%, 10/01/06	1,020,000

		3,069,687

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Corporate Bonds (Continued):
Electric and Electronic (1.11%)
$880,000	General Electric, 6.13%, 02/22/11	$993,300
350,000	General Electric, 6.75%, 03/15/32	404,250

		1,397,550

Entertainment (0.61%)
705,000	Viacom, 5.63%, 05/01/07	768,450

Financial Services (2.83%)
950,000	Block Financial, 8.50%, 04/15/07	1,106,750
705,000	CIT Group, 4.75%, 12/15/10	730,556
705,000	Countrywide Home Loan, 3.25%, 05/21/08	706,762
500,000	Household Finance, 4.75%, 07/15/13	503,125
500,000	John Deere Capital Corp, 8.63%, 08/01/19	510,000

		3,557,193

Food Products (0.61%)
705,000	Campbell Soup Company, 5.50%, 03/15/07	766,687

Government — Foreign (0.80%)
125,000	City of Naples Sinking Fund, 7.52%, 07/15/06	133,438
700,000	Quebec Province, 7.04%, 03/10/26	868,875

		1,002,313

Insurance (0.25%)
300,000	USF&G, 7.13%, 06/01/05	316,875

Manufacturing — Consumer Goods (0.64%)
700,000	Eaton Corp, 8.90%, 08/15/06	805,875

Media (0.88%)
120,000	AOL Time Warner, 7.63%, 04/15/31	140,400
845,000	AOL Time Warner, 6.88%, 05/01/12	966,469

		1,106,869

Metals and Mining (1.00%)
1,313,000	Teck Cominco Ltd, 3.75%, 07/15/06	1,257,198

Oil & Gas Transmission (1.64%)
975,000	El Paso Natural Gas, 8.63%, 01/15/22	1,014,000
1,000,000	Transcant Gas, 6.25%, 01/15/08	1,045,000

		2,059,000

Oil & Gas Exploration Products & Services (1.35%)
880,000	Conoco, Inc., 6.95%, 04/15/29	1,025,200
615,000	Marathon Oil, 5.38%, 06/01/07	664,200

		1,689,400

Paper Products (1.23%)
500,000	Boise Cascade Office Products, 7.05%, 05/15/05	517,500
915,000	Meadwestvaco, 6.85%, 04/01/12	1,027,088

		1,544,588

Printing & Publishing (0.74%)
920,000	Donnelly & Sons, 4.95%, 04/01/14	932,650

Railroads (0.78%)
880,000	Union Pacific, 6.63%, 02/01/29	980,100

Retail Stores (0.89%)
880,000	Wal-Mart Stores, 7.55%, 02/15/30	1,115,400

Real Estate (1.35%)
1,550,000	Nationwide Health Properties, 7.23%, 11/08/06	1,691,437

Real Estate Investment Trust (0.72%)
915,000	EOP Operating LP, 4.75%, 03/15/14	902,419

Sovereign (0.20%)
185,000	Nova Scotia, 8.25%, 11/15/19	249,288

Telecom Services & Equipment (1.43%)
615,000	British Telecom, 7.88%, 12/15/05	674,194
915,000	France Telecom, 9.00%, 03/01/11	1,117,444

		1,791,638

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Corporate Bonds (Continued):
Telecommunications (3.47%)
$910,000	AT&T Broadband, 8.38%, 03/15/13	$1,129,538
910,000	AT&T Wireless, 7.88%, 03/01/11	1,085,175
1,100,000	GTE Corp, 7.51%, 04/01/09	1,284,250
710,000	Sprint Cap Corp, 8.38%, 03/15/12	864,425

		4,363,388

	Total Corporate Bonds	40,928,159

Preferred Stock (0.23%)
10,000	Realty Income Sr. Notes, 8.25%, 11/15/08	287,000

Mutual Funds (1.75%)
2,199,183	Government Assets Fund T Shares, 0.34%**	2,199,183

	Total Investments in Securities (99.69%) (Cost $121,263,653)	$125,109,234
	Other Assets and Liabilities (0.31%)	387,234

	Net Assets (100.00%)	$125,496,468

**	Rate shown is as of March 31, 2004.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Municipal Bond Fund

An improving economy has not yet been reflected in the labor market which continues to struggle under large productivity improvements, reducing the pressure for companies to add permanent labor. Although the target Fed Funds rate is very accommodative, the Fed will not raise rates until it believes inflation will rise significantly or the labor market will overheat. Rates will rise before the Fed makes its first move, and we expect rates to end the year higher.

Taxable and tax-exempt fixed income sectors experienced a significant divergence in interest rate performance at year-end. Treasuries ended the year roughly even to where they began the year, but municipal yields were lower. However, the month of March brought significant performance differences. While ten-year Treasury rates fell 13 basis points in March, ten-year municipal rates rose 15 basis points due to heavy supply and the difficult technicals of tax season selling which put upward pressure on rates. Crossover buyers who can move between the taxable and tax-exempt sectors also found some opportunities during this time to move into municipal bonds to take advantage of the increase in municipal to Treasury yield ratios.

The portfolio is positioned at the high quality end of the spectrum of its peers which has resulted in an overall yield modestly less than the benchmark. Duration has been kept slightly short of the index in anticipation of rising rates, and performance has been in line with the index. The portfolio continues to look for opportunities to add yield and will remain slightly short duration until it becomes clear that the Fed will raise rates, at which time a shorter duration position will be established.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

Value of a $10,000 Investment

*	Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

**	The composition of the Fund’s holdings is subject to change.

The performance of the Vintage Municipal Bond Fund is measured against the Merrill Lynch 1-12 yr. Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 1-12 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.

Municipal Bond Fund

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Municipal Bonds (89.10%)
Arizona (1.18%)
$500,000	Maricopa County, AZ Unified School District #097, 3.75%*, 07/01/13	$515,575

Florida (2.46%)
500,000	Jacksonville, FL Water & Sewer, 5.00%, 10/01/20	549,415
500,000	State of Florida Board of Education, 5.13%, 06/01/05	523,175

		1,072,590

Hawaii (2.59%)
1,000,000	Honolulu, HI, 5.00%, 10/01/13	1,129,140

Illinois (20.32%)
1,000,000	Chicago, IL, 5.38%, 01/01/13	1,136,920
1,000,000	Cook County, IL, 4.90%, 11/15/10	1,098,570
1,000,000	Illinois — De Paul University, 5.00%, 10/01/11	1,135,710
750,000	Illinois State, 5.38%, 10/01/13	868,207
1,000,000	Illinois State Sales Tax Revenue, 5.00%, 06/15/09	1,120,450
1,000,000	Illinois State Toll Highway Authority Revenue, 5.50%, 01/01/14	1,157,680
1,000,000	Southern Illinois University, 5.00%, 04/01/10	1,120,150
1,000,000	Will County, IL School District #122, 6.50%, 11/01/17	1,203,540

		8,841,227

Indiana (8.97%)
450,000	Allen County, IN, 5.75%, 10/01/11	526,446
1,000,000	Evansville, IN Building Authority, 5.30%, 08/01/08	1,103,730
1,000,000	Indiana Municipal Power, 5.25%, 01/01/12	1,133,800
1,000,000	Indianapolis, IN Local Public Improvement, 5.25%, 01/10/13	1,140,840

		3,904,816

Iowa (2.40%)
500,000	Des Moines, IA, 4.25%, 06/01/10	540,785
500,000	Johnston, IA Community School District, 3.00%, 06/01/05	502,990

		1,043,775

Maine (1.95%)
750,000	Maine Municipal Bond Bank Refunding — Series A, 5.25%, 11/01/08	847,552

Michigan (7.65%)
1,000,000	Chippewa Valley, MI, 5.00%, 05/01/13	1,125,270
500,000	Lansing, MI School District, 4.00%, 05/01/11	531,255
500,000	Waterford, MI School District, 4.50%, 05/01/13	534,805
1,000,000	Wayne State University, 5.38%, 11/15/13	1,137,560

		3,328,890

Minnesota (3.07%)
750,000	Moorhead, MN Independent School District, 5.00%, 04/01/12	843,780
480,000	Northfield, MN Independent School District, 3.00%, 02/01/09	492,178

		1,335,958

Nevada (1.20%)
500,000	Washoe County, NV School District, 4.00%, 06/01/13	523,400

New Jersey (3.87%)
1,000,000	New Jersey State MBIA IBC, 5.25%, 08/01/14	1,150,600
500,000	New Jersey Wastewater Treatment Trust, 4.80%, 09/01/06	532,870

		1,683,470

*	When-issued security or forward commitment.

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Bond Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Par Value	Description	Value

Municipal Bonds (Continued):
New York (1.20%)
$500,000	Central Islip, NY UN Free School District, 4.00%*, 02/01/14	$521,900

Ohio (2.60%)
1,000,000	South-Western City, OH School District, 5.00%, 12/01/13	1,132,070

Oklahoma (1.75%)
725,000	Tulsa County, OK, 4.00%, 05/01/06	762,185

Oregon (1.21%)
500,000	Oregon St Dept Administrative Services, 4.00%, 12/01/13	524,270

Pennsylvania (4.48%)
1,000,000	Allegheny County, PA, 5.00%, 10/01/16	1,120,650
750,000	Pennsylvania State Government Obligation, 5.00%, 02/01/08	828,022

		1,948,672

Tennessee (3.93%)
1,000,000	Johnson City, TN, 5.50%, 07/01/12	1,147,200
500,000	Memphis, TN, 5.00%, 11/01/14	563,485

		1,710,685

Texas (10.75%)
1,000,000	Pharr-San Juan-Alamo, TX Independent School District, 5.25%, 02/01/08	1,084,250
900,000	Sam Rayburn, TX Municipal, 6.00%, 09/01/10	1,044,819
1,000,000	San Antonio, TX Electric & Gas, 5.00%, 02/01/12	1,118,070
500,000	San Antonio, TX, 6.00%, 08/01/08	576,025
750,000	Texas State Water Financial Assistance, 5.25%, 08/01/10	854,813

		4,677,977

Utah (2.39%)
500,000	Davis County, UT School District, 4.00%, 06/01/13	524,605
500,000	Salt Lake County, UT, 5.50%, 12/15/04	515,705

		1,040,310

Washington (2.55%)
1,000,000	Benton County, WA Public Utility, 5.45%, 11/01/08	1,110,060

Wisconsin (2.58%)
1,000,000	Wisconsin State Government Obligation, 5.00%, 05/01/11	1,120,860

	Total Municipal Bonds	38,775,382

Alternative Minimum Tax Paper (9.07%)
1,000,000	Alaska Student Loan, 5.63%, 07/01/07	1,042,980
500,000	Austin, TX Airport Revenue, 5.50%, 11/15/06	538,600
1,000,000	Iowa Student Loan Liquidity Corp., 5.10%, 06/01/09	1,078,900
195,000	Massachusetts Education Loan Authority, 5.60%, 07/01/06	196,831
10,000	New Mexico Education Assistance, 5.75%, 08/01/07	10,117
1,000,000	Utah Board of Regents, 5.20%, 05/01/08	1,080,650

	Total Alternative Minimum Tax Paper	3,948,078

Mutual Funds (0.77%)
335,533	Municipal Assets I Shares, 0.29%**	335,533

	Total Investments in Securities (98.94%) (Cost $40,201,393)	$43,058,993
	Other Assets and Liabilities (1.06%)	460,796

	Net Assets (100.00%)	$43,519,789

*	When-issued security or forward commitment.
**	Rate shown is as of March 31, 2004.

See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Equity Funds

The year 2003 will be earmarked as the first equity bull market of the 21st century. And what a bull run it was, as a strong 11.6 percent advance in the fourth quarter capped a 28.3 percent return for the S&P 500. The NASDAQ and the Dow Jones Industrial Average also had great years, posting 50.8 percent and 25.3 percent returns respectfully.

Not many market prognosticators would have predicted such excellent returns at the beginning of the year. Recall that uncertainty regarding the Iraq conflict dominated market sentiment during the first quarter of 2003. Further, high energy prices, deflationary pressures, corporate malfeasance, fear of terrorism, and low consumer and business confidence threatened to derail economic recovery. After one of the worst bear markets on record, the environment understandably did not promote warm and fuzzy feelings toward equity market prospects in 2003.

Thankfully, the gloom and doom days of 2003 ended in short order. The equity markets proceeded to bottom in March of 2003 in line with visibility on a swift and successful U.S. victory over Iraq and never looked back. Unprecedented fiscal and monetary stimulus kicked off a violent liquidity driven rally off the March lows. Throughout the year, the Fed continued to signal that rates would be kept low for ‘as long as it takes’, and inevitably the massive stimulus manifested itself into a solid economic recovery, indicated by the robust although unsustainable 8 percent Gross Domestic Product (GDP) report for the third quarter. All the while, corporate earnings rebounded strongly, and finished up approximately 18 percent over 2002 with the tone of business dramatically better than a year ago. Once again, despite what looked to be all odds against at the start of the year, the equity markets effectively and accurately predicted a solid recovery for corporate earnings in 2003. The discounting of economic recovery is evident in the dissection of equity market performance itself — low quality, cyclical, small capitalization outperformed — all hallmarks of an equity market betting on recovery.

The continuation of the profit recovery combined with an accommodative Fed should provide a good backdrop for positive returns for the first half of 2004. In fact, the basic building blocks of a sustained market rally appear to be in place — earnings growth, tepid inflation, low rates, continued stimulus from last year’s tax cuts, etc. A rebound in consumer spending, combined with tight corporate cost controls has fueled earnings recovery to date. Next will be inventory replenishment and corporate spending, which we believe is around the corner. Finally, and most important to the sustainability of the recovery, will be an increase in employment, which means more support for the consumer — and hence the natural self-healing power of the economy. However, despite our optimistic outlook on the economy and earnings, we believe returns such as experienced in 2003 would be too much to expect.

In fact, a contrarian would argue that prospects for equity returns in 2004 are much dimmer than 2003 as investor sentiment is much more optimistic today than it was at the start of 2003. Admittedly, today’s high level of investor expectations after such a strong market rally is a little scary given the much lower level of bullishness at the start of 2003 just prior to the strong equity market recovery. Further, we can identify several potential headwinds brewing that could impact the equity markets in the future. For one, year-over-year earnings growth will likely peak in the last quarters of 2003 and first quarters of 2004 for this cycle. Earnings growth peaks usually trigger a period of rotation in the markets. Second, although earlier in the year the Fed was indicating that rates will remain low for ‘as long as it takes’, we believe this stance is a little long in the tooth, and it is more likely that the market will be grappling with potential rate hikes some time in the next 12 months. Rate hikes are usually not the most optimal catalyst for

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

equity market appreciation, certainly compared to the extremely rate friendly environment of the last several months. At the least, rather than price-earnings ratio (P/ E) expansion in 2003, P/ E compression is likely to take hold in 2004. Other potential concerns are the health of the dollar, the budget deficits, the potential for future inflation, the unemployment rate, stubborn energy prices, and presidential election uncertainty.

Until proven otherwise, we are categorizing this equity market rally as a cyclical bull market rather than a secular bull market. The period from 1974 to 1982 represented a sideways moving stock market that was bounded by a broad trading range. During this period, however, the stock market experienced several strong cyclical rallies and declines that were quite meaningful to investors. Conversely, during the period from 1982 to 2002, the stock market was in a long-term rising trend that represented a classic ‘buy and hold’ secular bull market. The 1982 to 2002 secular bull market began with stock valuations at historically low levels and interest rates and inflation at historically high double-digit levels, quite the opposite of what is true to today. Stock valuations moved steadily higher (P/ E multiple expansion) during the 1980s and 1990s as interest rates and inflation moved steadily down to low single-digit levels. Currently, stock market valuations are at above-average levels and interest rates and inflation are at historically low levels, making it difficult to envision the stock market embarking on a new secular bull market. However, the stock market can respond favorably to the Fed’s efforts to stimulate economic growth and restart the next business cycle — similar to today.

To date in 2004, consumer spending remains strong, and the outlook for inventory replenishment and corporate spending is improving. Most importantly, the first favorable jobs data was recently released, lending conviction to the sustainability of the economy. Earnings forecasts throughout the quarter continued to rise, and we entered the first quarter 2004 reporting season with expectations of approximately 20 percent year-over-year earnings growth. The equity market’s behavior during the first quarter is likely a good proxy for what we expect for the remainder of 2004. In a generally directionless market that was fraught with rotation, the S&P 500 posted a return of 1.69 percent for the first quarter. Contrary to 2003, market leadership was driven by the defensive sectors such as consumer staples, utilities, energy, and telecommunications despite mounting evidence supporting corporate profits and sustainable economic growth, factors that tend to favor cyclical shares. We expect continued bouts of rotation between cyclicals and non-cyclicals throughout the year, with cyclical shares dominating market rallies, and defensive issues outperforming in market weakness.

In summary, we remain positive on the economy and earnings growth in 2004. In terms of our sector outlook, we continue to believe the more economically sensitive segments of the market will outperform in the first half of 2004. The big decision for investors in 2004 will be when to become more defensively positioned (away from smaller, riskier, lower quality stocks to the higher quality, large, dividend paying, multi-national, more consistent growth defensive companies). The discounting of the timing of the first interest rate hike will likely kick-off this process. Given our outlook, including the previously mentioned potential headwinds, we would expect to see this cyclical bull market to appreciate in line with earnings growth in 2004, likely in the range of 10 to 15 percent — still not too shabby compared to the outlook for other asset classes, yet not the blockbuster-like performance of 2003.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Balanced Fund

The economy one year ago was mired with stagnant demand and a fear of deflation. An economic rebound was realized in the second half of 2003 as growth averaging 6.2 percent was the highest level since the 1980s. The first quarter of 2004 started on solid economic footing with anticipated Gross Domestic Product (GDP) growth levels of nearly 5 percent to be in excess of the economy’s long-run potential. Despite a strong economic growth outlook, the market has been challenged in the first quarter of 2004 by three primary concerns: slow job growth, massive foreign central bank buying of U.S. Treasuries, and geopolitical risk/terrorist attacks. These concerns have caused interest rates to fall during the first quarter of 2004. While each of these concerns is valid, they are likely to be trumped by improving economic fundamentals throughout the remainder of 2004.

Interest rates are little changed from where they finished the first quarter of 2003. The ten-year Treasury rate finished the first quarter of 2004 at 3.84 percent, a mere 0.04 percent higher than a year prior. Interest rate movements during the past twelve months, however, have been dramatic. The ten-year Treasury traded in a wide range bottoming at 3.11 percent in June 2003 as deflation concerns and lack of growth took center stage. By early September, the ten-year reached its peak of 4.6 percent as growth was returning to the economy. Portfolio performance benefited from these market gyrations. Portfolio duration management added value as the portfolio had less interest rate risk than the benchmark during the swift rise in rates during late-summer 2003, and duration was increased to be more in line with the benchmark following the increase. Sector allocations also performed well. Corporate bonds and asset-backed securities (ABS) were the two best performing sectors of the fixed income markets over the past twelve months, and both held overweight positions in the portfolio. The mortgage-backed securities (MBS) sector lagged the market and held a portfolio underweight.

Investment strategy is focused on holding less interest rate risk than the benchmark and continues to hold an overweight in fixed income sectors that generate an income advantage over the index. Corporate bonds and ABS continue to hold overweight positions. MBS weightings are slightly below benchmark levels. MBS exposure will be increased as interest rates rise and prepayment risk falls. U.S. Treasury allocations continue to possess a significant underweight. An expectation of improving job growth and sustained economic growth supports the strategy.

From an equity perspective, our style bias, large cap core with an emphasis on high quality companies hurt performance relative to the S&P 500. Our sector selection was decent, as our cyclical bias that favors sectors such as materials, industrials, and technology all outperformed overall market returns. However, due to the lower quality smaller capitalization stock specific leadership across all sectors, stock selection performance attribution resulted in the majority of our underperformance relative to the benchmark.

We are hopeful that our style bias moves back into favor in 2004. There are several reasons to be optimistic. From a capitalization perspective, below potential nominal economic growth, a lower U.S. dollar, and a continued low inflationary environment should favor large caps over small caps going forward, especially since the valuation advantage for small caps has eroded over the last couple of years. Further, large capitalization stocks tend to outperform when employment improves, which is likely to happen in 2004. Further, due to the potential for interest rate hikes this year, investors may become more defensively positioned and therefore away from smaller, riskier, lower quality stocks to the higher quality, large, dividend paying,

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

multi-national, more consistent growth defensive companies.

Our market outlook for 2004 is based on the presumption that the economy is in a sustainable recovery, although growing below potential, and that interest rates would begin to increase in the latter half of the year. In the first quarter, the market has responded to a variety of anxieties (Iraq, elections, year-over-year earnings peaks, interest rates, inflation) that led to the defensive sectors of the market, such as staples and energy, to outperform. Our team did foreshadow the likelihood that markets would be volatile as the near-term was looking less compelling from a headline perspective, and in fact did shift some money to defensive sectors on a shorter-term tactical basis. However, given our conviction in the longer-term health of the economy and corporate earnings, the overall tilt to the portfolio remained cyclically levered, and thus endured short-term pain to accommodate our long-term convictions.

Currently, our portfolio favors the media sector based on relative valuations and the expectation of significant revenue growth from the confluence of the elections and the Olympics. We also like the investment banks within the financial sector as corporate merger & acquisition activity and equity and fixed income trading volumes increase. In line with our cyclical bias, we are overweight the energy, basic materials, industrial, and technology sectors and underweight the staples, financial, and utility sectors.

We continue to believe the more economically sensitive segments of the market will outperform for the majority of 2004, driven by strong earnings growth. However, some time during the year, the market will start discounting the timing of the first interest rate hike. As previously mentioned, we are likely to see several bouts of rotation throughout the year between the cyclical and defensive issues, and the discounting of the timing of the first interest rate hike is expected to cause significant rotation in the markets. We will monitor market expectations and leadership closely for a cue to our own portfolio positioning as the structural backdrop changes. As the transition in the market occurs, we expect to gradually remove our cyclical bias and replace it with a more defensive sustainable growth bias.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

Value of a $10,000 Investment

*	Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

**	The composition of the Fund’s holdings is subject to change.

The performance of the Vintage Balanced Fund is measured against a composite of the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market, and the Lehman Brothers Intermediate Government/ Credit Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. In the composite, each index is given a 50% weighting. The two indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.

Balanced Fund

Schedule of Portfolio Investments

March 31, 2004

Shares/
Par Value	Description	Value

U.S. Treasury Bonds (0.60%)
$100,000	U.S. Treasury Bond, 6.50%, 02/15/10	$118,554
100,000	U.S. Treasury Bond, 5.00%, 08/15/11	110,191

		228,745

U.S. Treasury Strips (1.22%)
200,000	U.S. Treasury Strips, 0.00%, 11/15/15	120,188
245,000	U.S. Treasury Strips, 0.00%, 11/15/18	121,748
275,000	U.S. Treasury Strips, 0.00%, 05/15/20	124,036
300,000	U.S. Treasury Strips, 0.00%, 08/15/25	99,522

		465,494

U.S. Government Agencies (3.57%)
500,000	Federal Home Loan Mortgage Corp, 5.75%, 01/15/12	560,000
500,000	Federal National Mortgage Assoc., 7.25%, 01/15/10	601,105
200,000	Federal National Mortgage Assoc., 2.13%, 04/15/06	201,500

		1,362,605

Mortgage Related Securities (11.73%)
Collateralized Mortgage Obligations (0.88%)
59,622	Federal Home Loan Mortgage Corp. Series 1610, 6.25%, 04/15/02	61,184
23,460	Salomon Bros Mortgage Sec VII 1995-1 PO, 10.54%*, 02/25/25	23,357
250,000	Washington Mutual 2003-AR4 A6, 3.42%, 05/25/33	250,948

		335,489

Federal Home Loan Mortgage Corp. Mortgage-Backed Pools (4.13%)
231,550	Pool #96577, 4.50%, 06/01/18	234,841
69,517	Pool #99510, 5.50%, 09/01/18	72,504
144,124	Pool #90876, 4.00%, 11/01/08	147,177
106,599	Pool #01444, 6.50%, 08/01/32	112,024
537,409	Pool #G01563, 5.50%, 06/01/33	551,177
118,275	Pool #76361, 6.00%, 02/01/33	122,971
40,057	Pool #C00592, 7.00%, 03/01/28	42,524
36,659	Pool #C00896, 7.50%, 12/01/29	39,464
82,274	Pool #17281, 6.50%, 11/01/28	86,595
64,858	Pool #19588, 6.50%, 12/01/28	68,265
96,979	Pool #E20252, 7.00%, 07/01/11	103,682

		1,581,224

Federal National Mortgage Association Mortgage-Backed Pools (5.58%)
66,423	Pool #251697, 6.50%, 05/01/28	69,891
156,259	Pool #252334, 6.50%, 02/01/29	165,403
221,066	Pool #254720, 4.50%, 05/01/18	224,097
228,324	Pool #254759, 4.50%, 06/01/18	231,454
208,554	Pool #254802, 4.50%, 07/01/18	211,413
136,203	Pool #254905, 6.00%, 10/01/33	141,816
73,380	Pool #323640, 7.50%, 04/01/29	78,818
129,664	Pool #428865, 7.00%, 06/01/28	137,754
298,728	Pool #545993, 6.00%**, 11/01/32	311,038
116,829	Pool #555272, 6.00%, 03/01/33	121,643
197,382	Pool #713974, 5.50%, 07/01/33	202,346
235,897	Pool #721502, 5.00%, 07/01/33	237,171

		2,132,844

*	Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgage. The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow (rapid) rate of principal repayments may have an adverse (positive) effect of yield to maturity. The interest rate disclosed represents the yield at date of purchase.

**	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Shares/
Par Value	Description	Value

Mortgage Related Securities (Continued):
Government National Mortgage Association Mortgage-Backed Pools (1.14%)
$37,459	Pool #451522, 7.50%, 10/15/27	$40,349
74,955	Pool #462556, 6.50%, 02/15/28	79,239
73,917	Pool #469699, 7.00%, 11/15/28	78,857
73,691	Pool #486760, 6.50%, 12/15/28	77,903
79,814	Pool #780453, 7.50%, 12/15/25	86,118
67,772	Pool #780584, 7.00%, 06/15/27	72,489

		434,955

	Total Mortgage Related Securities	4,484,512

U.S. Taxable Municipal Bonds (2.16%)
California (0.87%)
300,000	University of Southern California, 5.87%, 01/01/14	331,626

Missouri (0.57%)
195,000	Fulton, MO Golf Course, 7.60%, 07/01/11	217,987

Oregon (0.72%)
200,000	Chemeketa Community College, 3.31%, 06/15/09	199,832
75,000	Oregon State, 3.74%, 06/01/08	77,326

		277,158

	Total U.S. Taxable Municipal Bonds	826,771

Corporate Bonds (11.66%)
Agriculture (0.22%)
70,000	Monsanto Co., 7.38%, 08/15/12	82,950

Aluminum (0.67%)
245,000	Aluminum Co., 6.13%, 06/15/05	257,862

Automobiles (0.80%)
105,000	Ford Motor Credit Co., 7.38%, 02/01/11	114,450
145,000	General Motors Acceptance Corp., 6.88%, 09/15/11	157,325
30,000	General Motors, 8.38%, 07/15/33	34,013

		305,788

Automotive Finance (0.10%)
35,000	Daimler Chrysler, 6.50%, 11/15/13	37,844

Banking (0.31%)
100,000	Bank Of America, 7.40%, 01/15/11	120,000

Beverages-Soft Drinks (0.20%)
75,000	Bottling Group, 5.00%, 11/15/13	78,094

Broker-Dealer (1.11%)
250,000	Bear Stearns Co, 5.70%, 11/15/14	269,375
80,000	Lehman Brothers Holdings, 4.80%**, 03/13/14	80,500
75,000	Morgan Stanley, 3.88%**, 01/15/09	76,594

		426,469

Data Processing & Reproduction (0.13%)
50,000	First Data Corp., 4.70%, 08/01/13	51,125

Electric Utility (1.26%)
250,000	Alabama Power, 5.49%, 11/01/05	264,062
200,000	National Rural Utilities, 6.00%, 05/15/06	216,250

		480,312

Electrical & Electronic (0.31%)
75,000	General Electric Cap, 6.13%, 02/22/11	84,656
30,000	General Electric, 6.75%, 03/15/32	34,650

		119,306

Entertainment (0.21%)
75,000	Viacom Inc., 5.63%, 05/01/07	81,750

Financial Services (0.60%)
75,000	CIT Group Inc., 4.75%, 12/15/10	77,719
75,000	Countrywide Home, 3.25%, 05/21/08	75,187
75,000	Household Finance Corp, 4.75%, 07/15/13	75,469

		228,375

Food Products (0.21%)
75,000	Campbell Soup Co., 5.50%, 03/15/07	81,562

**	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Shares/
Par Value	Description	Value

Corporate Bonds (Continued):
Government — Foreign (0.32%)
$100,000	Quebec Province, 7.04%, 03/10/26	$124,125

Manufacturing — Consumer Goods (0.21%)
70,000	Eaton Corp, 8.90%, 08/15/06	80,588

Media (0.35%)
20,000	AOL Time Warner, 7.63%, 04/15/31	23,400
95,000	AOL Time Warner, 6.88%, 05/01/12	108,656

		132,056

Oil & Gas Exploration Products & Services (0.43%)
75,000	Conoco Inc., 6.95%, 04/15/29	87,375
70,000	Marathon Oil, 5.38%, 06/01/07	75,600

		162,975

Paper Products (0.21%)
70,000	Meadwestvaco, 6.85%, 04/01/12	78,575

Printing & Publishing (0.22%)
80,000	R.R. Donnelley & Sons, 4.95%, 04/01/14	81,100

Railroads (0.22%)
75,000	Union Pacific, 6.63%, 02/01/29	83,531

Restaurants (0.57%)
200,000	McDonald’s Corp, 5.35%, 09/15/08	219,000

Retail Stores (0.25%)
75,000	Wal-Mart Stores, 7.55%, 02/15/30	95,063

Real Estate (1.00%)
350,000	Nationwide Health Properties, 7.23%, 11/08/06	381,938

Real Estate Investment Trust (0.21%)
80,000	EOP Operating LP, 4.75%, 03/15/14	78,900

Telecommunications (1.54%)
75,000	AT&T Wireless, 7.88%, 03/01/11	89,437
75,000	AT&T Broadband, 8.38%, 03/15/13	93,094
70,000	British Telecom PLC, 7.88%, 12/15/05	76,737
70,000	France Telecom, 9.00%, 03/01/11	85,488
130,000	GTE Corp, 7.51%, 04/01/09	151,775
75,000	Sprint Cap Corp., 8.38%, 03/15/12	91,313

		587,844

	Total Corporate Bonds	4,457,132

Common Stocks (63.25%)
Banking (0.69%)
5,600	Wachovia Corp.	263,200

Beverage-Soft Drinks (1.78%)
6,000	Coca Cola Co.	301,800
7,000	Pepsico, Inc.	376,950

		678,750

Biotech (0.81%)
5,300	Amgen, Inc.***	308,301

Broadcasting (0.65%)
5,900	Clear Channel Communications	249,865

Brokerage Services (2.70%)
2,300	Goldman Sachs	240,005
3,100	Lehman Brothers Holdings Inc.	256,897
5,300	Morgan Stanley	303,690
19,900	Charles Schwab Corp.	231,039

		1,031,631

Chemicals (1.20%)
5,200	Dow Chemical Company	209,456
5,900	E.I. du Pont de Nemours	249,098

		458,554

***	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Shares/
Par Value	Description	Value

Common Stocks (Continued):
Computer Hardware (3.46%)
26,700	Cisco Systems, Inc.***	$627,984
18,400	Hewlett Packard Co.	420,256
3,000	IBM	275,520

		1,323,760

Computer-Software and Peripherals (4.23%)
37,500	Microsoft Corporation	936,375
56,700	Oracle Corp.***	680,967

		1,617,342

Consumer Goods & Services (1.54%)
5,700	Clorox	278,787
5,650	Colgate Palmolive Co.	311,315

		590,102

Consumer Finance (0.38%)
5,300	MBNA Corp.	146,439

Diversified (5.50%)
33,200	General Electric Company	1,013,264
6,200	3M Company	507,594
5,200	Pall Corp.	117,988
16,200	Tyco International, Ltd.	464,130

		2,102,976

Electrical & Electronic (0.32%)
5,300	American Power Conversion	121,953

Electronic Components/ Instruments (0.32%)
5,800	Vishay International	123,772

Electronics-Manufacturing (0.85%)
18,900	Flextronics International, Ltd.	325,458

Entertainment (2.72%)
26,800	Time Warner Inc.***	451,848
15,000	Viacom Class B	588,150

		1,039,998

Financial Services (2.92%)
8,500	American Express Co.	440,725
8,100	Citigroup, Inc.	418,770
8,175	Mellon Financial Corp.	255,796

		1,115,291

Food Products & Services (1.21%)
4,500	General Mills Inc.	210,060
7,900	Kraft Foods Inc.	252,879

		462,939

Industrial Goods & Services (1.47%)
3,500	ITT Industries Inc.	267,155
3,400	United Technologies Corp.	293,420

		560,575

Insurance (2.08%)
8,400	American Intl Group	599,340
4,550	Safeco Corporation	196,424

		795,764

Insurance — Specialty (0.76%)
7,800	PMI Group Inc.	291,408

Manufacturing — Capital Goods (0.64%)
4,300	Parker Hannifin Corp.	242,950

Medical Distribution (0.38%)
2,100	Cardinal Health	144,690

Medical Specialties (1.21%)
9,660	Medtronic, Inc.	461,265

Metals (0.78%)
8,600	Alcoa Inc.	298,334

Oil & Gas Exploration Products & Services (2.94%)
5,000	Devon Energy Corporation	290,750
20,000	Exxon Mobil	831,800

		1,122,550

Oil & Gas (0.73%)
10,000	Global Santa Fe	277,700

***	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Shares/
Par Value	Description	Value

Common Stocks (Continued):
Oil Field Services & Equipment (2.60%)
5,000	Cooper Cameron Corp.***	$220,250
6,000	Schlumberger, Ltd.	383,100
9,300	Weatherford Intl. Ltd. Bermuda	390,879

		994,229

Pharmaceuticals (6.35%)
14,500	Abbott Laboratories	595,950
7,500	Johnson & Johnson	380,400
5,800	Lilly (Eli) & Co.	388,020
21,500	Pfizer, Inc.	753,575
4,900	Teva Pharmaceutical ADR	310,709

		2,428,654

Railroads (0.60%)
7,300	Burlington Northern Santa Fe Corp.	229,950

Restaurants (1.11%)
7,925	Brinker Intl.***	300,595
3,200	Panera Bread Company***	124,544

		425,139

Retail — General Merchandise (2.87%)
10,600	Kohl’s***	512,298
9,800	Wal-Mart Stores	584,962

		1,097,260

Retail — Specialty Stores (1.63%)
9,800	Staples***	248,822
11,300	Walgreen Company	372,335

		621,157

Semiconductors (2.52%)
6,800	ASML Holding	124,644
17,300	Intel Corporation	470,560
12,600	Texas Instruments	368,172

		963,376

Technology — Software (0.34%)
11,100	Siebel Systems***	127,760

Telecommunications (2.41%)
18,500	Verizon Communications	675,990
10,000	SBC Communications	245,400

		921,390

Transportation and Shipping (0.55%)
3,000	United Parcel Service	209,520

	Total Common Stocks	24,174,002

Mutual Funds (5.76%)
1,909,432	Government Assets Fund T Shares****, 0.34%	1,909,432
290,319	Fidelity Institutional Money Market Fund	290,319

		2,199,751

	Total Investments in Securities (99.95%) (Cost $34,171,209)	$38,199,012
	Other Assets and Liabilities (0.05%)	20,637

	Net Assets (100.00%)	$38,219,649

***	Represents non-income producing securities.

****	Rate shown is as of March 31, 2004.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Equity Fund

Despite strong absolute returns of approximately 24 percent in 2003, the equity fund lagged the S&P 500 by approximately 430 basis points. The majority of this underperformance can be explained by lower quality, smaller capitalization stock market leadership. Our style bias, large cap core with an emphasis on high quality companies hurt performance relative to the S&P 500. Our sector selection was decent, as our cyclical bias that favors sectors such as materials, industrials, and technology all outperformed overall market returns. However, due to the lower quality stock specific leadership across all sectors, stock selection performance attribution resulted in the majority of our underperformance relative to the benchmark.

We are hopeful that our style bias moves back into favor in 2004. There are several reasons to be optimistic. From a capitalization perspective, below potential nominal economic growth, a lower U.S. dollar, and a continued low inflationary environment should favor large caps over small caps going forward, especially since the valuation advantage for small caps has eroded over the last couple of years. Further, large capitalization stocks tend to outperform when employment improves, which is likely to happen in 2004. Further, due to the potential for interest rate hikes this year, investors may become more defensively positioned and therefore away from smaller, riskier, lower quality stocks to the higher quality, large, dividend paying, multi-national, more consistent growth defensive companies.

Our market outlook for the remainder of 2004 is based on the presumption that the economy is in a sustainable recovery, although growing below potential, and that interest rates would begin to increase in the latter half of the year. In the first quarter, the market has responded to a variety of anxieties (Iraq, elections, year-over-year earnings peaks, interest rates, inflation) that led to the defensive sectors of the market, such as staples and energy, to outperform. Our team did foreshadow the likelihood that markets would be volatile as the near-term was looking less compelling from a headline perspective, and in fact did shift some money to defensive sectors on a shorter-term tactical basis. However, given our conviction in the longer-term health of the economy and corporate earnings, the overall tilt to the portfolio remained cyclically levered, and thus endured short-term pain to accommodate our long-term convictions.

Currently, our portfolio favors the media sector based on relative valuations and the expectation of significant revenue growth from the confluence of the elections and the Olympics. We also like the investment banks within the financial sector as corporate merger & acquisition activity and equity and fixed income trading volumes increase. In line with our cyclical bias, we are overweight the energy, basic materials, industrial, and technology sectors and underweight the staples, financial, and utility sectors.

We continue to believe the more economically sensitive segments of the market will outperform for the majority of 2004, driven by strong earnings growth. However, some time during the year, the market will start discounting the timing of the first interest rate hike. As previously mentioned, we are likely to see several bouts of rotation throughout the year between the cyclical and defensive issues, and the discounting of the timing of the first interest rate hike is expected to cause significant rotation in the markets. We will monitor market expectations and leadership closely for a cue to our own portfolio positioning as the structural backdrop changes. As the transition in the market occurs, we expect to gradually remove our cyclical bias and replace it with a more defensive sustainable growth bias.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

Value of a $10,000 Investment

*	Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

**	The composition of the Fund’s holdings is subject to change.

The performance of the Vintage Equity Fund is measured against a composite of the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.

Equity Fund

Schedule of Portfolio Investments

March 31, 2004

Shares	Description	Value

Common Stocks (99.45%)
Banking (1.07%)
47,000	Wachovia Corp.	$2,209,000

Beverages — Soft Drinks (2.81%)
50,000	Coca Cola Co.	2,515,000
60,700	Pepsico, Inc.	3,268,695

		5,783,695

Biotech (1.36%)
48,000	Amgen, Inc.*	2,792,160

Broadcasting (1.03%)
49,900	Clear Channel Communications	2,113,265

Brokerage Services (4.28%)
19,300	Goldman Sachs	2,013,955
25,600	Lehman Brothers Holdings Inc.	2,121,472
46,500	Morgan Stanley	2,664,450
171,700	Charles Schwab Corp.	1,993,437

		8,793,314

Business Services (1.82%)
72,000	American Express Co.	3,733,200

Chemicals (1.92%)
47,000	Dow Chemical Company	1,893,160
48,600	E.I. du Pont de Nemours	2,051,892

		3,945,052

Computer Hardware (5.28%)
208,000	Cisco Systems*	4,892,160
154,600	Hewlett Packard	3,531,064
26,600	IBM	2,442,944

		10,866,168

Computer — Software and Peripherals (6.25%)
276,000	Microsoft Corporation	6,891,720
497,000	Oracle Corporation*	5,968,970

		12,860,690

Consumer Finance (0.62%)
45,900	MBNA Corp.	1,268,217

Consumer Goods & Services (2.51%)
50,100	Clorox	2,450,391
49,200	Colgate Palmolive	2,710,920

		5,161,311

Diversified (8.71%)
283,900	General Electric Company	8,664,628
51,900	3M Company	4,249,053
45,100	Pall Corp.	1,023,319
138,700	Tyco International	3,973,755

		17,910,755

Electrical & Electronic (0.51%)
45,900	American Power Conversion	1,056,159

Electronics — Manufacturing (1.37%)
163,800	Flextronics International	2,820,636

Electronic Components/ Instruments (0.53%)
50,700	Vishay International	1,081,938

Entertainment (4.37%)
236,000	Time Warner Inc.*	3,978,960
127,500	Viacom Class B	4,999,275

		8,978,235

Financial Services (2.85%)
69,800	Citigroup, Inc.	3,608,660
71,700	Mellon Financial Corp.	2,243,493

		5,852,153

Food Products & Services (1.93%)
38,300	General Mills Inc.	1,787,844
68,300	Kraft Foods Inc.	2,186,283

		3,974,127

Industrial Goods & Services (2.35%)
29,650	ITT Industries Inc.	2,263,184
29,700	United Technologies Corp.	2,563,110

		4,826,294

*	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Equity Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Shares	Description	Value

Common Stocks (Continued):
Insurance (3.35%)
72,400	American Intl. Group	$5,165,740
40,000	Safeco Corporation	1,726,800

		6,892,540

Insurance — Specialty (1.18%)
65,100	PMI Group Inc.	2,432,136

Manufacturing — Capital Goods (1.01%)
36,600	Parker Hannifin Corp.	2,067,900

Medical Distribution (0.58%)
17,400	Cardinal Health	1,198,860

Medical Specialties (1.97%)
84,710	Medtronic, Inc.	4,044,903

Metals (1.24%)
73,500	Alcoa Inc.	2,549,715

Oil & Gas Exploration Products & Services (3.62%)
30,000	Devon Energy Corporation	1,744,500
137,000	Exxon Mobil	5,697,830

		7,442,330

Oil & Gas (1.21%)
89,500	Global Santa Fe	2,485,415

Oil Field Services & Equipment (4.14%)
45,000	Cooper Cameron Corp.*	1,982,250
50,100	Schlumberger, Ltd.	3,198,885
79,400	Weatherford Intl. Ltd. Bermuda	3,337,182

		8,518,317

Pharmaceuticals (10.30%)
122,300	Abbott Laboratories	5,026,530
64,000	Johnson & Johnson	3,246,080
52,100	Lilly (Eli) & Co.	3,485,490
194,000	Pfizer, Inc.	6,799,700
41,300	Teva Pharmaceutical ADR	2,618,833

		21,176,633

Railroads (0.95%)
61,800	Burlington Northern Santa Fe Corp.	1,946,700

Restaurants (1.75%)
66,900	Brinker Intl.*	2,537,517
27,100	Panera Bread Company*	1,054,732

		3,592,249

Retail — General Merchandise (4.68%)
92,600	Kohl’s*	4,475,358
86,100	Wal-Mart Stores	5,139,309

		9,614,667

Retail — Specialty Stores (2.59%)
82,200	Staples, Inc.*	2,087,058
98,400	Walgreen Company	3,242,280

		5,329,338

Semiconductors (4.15%)
58,800	ASML Holding	1,077,804
160,000	Intel Corporation	4,352,000
106,500	Texas Instruments	3,111,930

		8,541,734

Technology — Software (0.53%)
95,200	Siebel Systems*	1,095,752

Telecommunications (3.78%)
84,100	SBC Communications	2,063,814
156,500	Verizon Communications	5,718,510

		7,782,324

Transportation & Shipping (0.85%)
25,000	United Parcel Service	1,746,000

	Total Common Stocks	204,483,882

*	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Equity Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Shares	Description	Value

Mutual Funds (0.58%)
1,191,618	Government Assets Fund T Shares (0.34%)**	$1,191,618

	Total Investments in Securities (100.03%) (Cost $167,265,029)	$205,675,500
	Other Assets & Liabilities (-0.03%)	(65,889)

	Net Assets (100.00%)	$205,609,611

**	Rate shown is as of March 31, 2004.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Growth Fund

The Growth Fund was well positioned in industries that were among the first stocks to rebound during the second quarter of 2003. Overweight positions in technology, cyclical industrials (Dover), investment banks (Morgan Stanley), and selected consumer discretionary stocks (Starwood, Getty Images) boosted performance for the fund once the market started moving upward. Also, exposure to certain biotechnology names (Genentech) enhanced the Fund’s returns during the first phase of the market’s rebound.

The market consolidated early gains off the March low during the summer months and surged forward once again when the fall arrived. When economic activity and company commentary gave the market reason to believe that business was indeed in a rebound mode and earnings could be above expectations, the market surged into the end of the year. The Fund built an overweight position in the energy sector late in the summer of 2003. Though the timing of that orientation proved a bit early, the energy sector, particularly oil service names (Global Santa Fe, Weatherford International), were the strongest performers late in the year and into the beginning of 2004. Continued exposure to brokerage companies and the technology sector (Flextronics, RF Micro Devices) were beneficial to performance through the start of 2004.

The Fund went to an underweight status in the financial sector early in 2004, based on historical relationships showing financial stock underperformance into a period of rising interest rates. Again, that position was initially painful, but significantly contributed to performance late in the first calendar quarter of 2004. Also, the Fund positioned itself significantly underweight the technology sector after incredibly strong returns in that segment of the market into January. Selected telecom exposure (AT&T Wireless, Qwest) initiated late in 2003 also contributed positively during the first two months of 2004.

Earnings for the fourth quarter of 2003 and the first quarter of 2004 were at fantastic levels, but the market shrugged off the robustness of the earnings backdrop. Instead, investors seemed concerned with the timing of an interest rate hike by the Federal Reserve, the status of the dollar, inflation, and other global issues. Also, earnings have likely peaked on a year-over-year basis in the fourth quarter. All of those issues provide the market with enough to worry about as we head into the summer months.

The rising tide that provided the backdrop for a year of encouraging returns off the March 2003 low has likely played itself out at this point. Stock selection (versus sector selection) was the primary driver of the Fund’s performance over the past year and will be critical for outperformance in a more challenging market environment. Data continues to indicate that the current economic and profit recovery will have some staying power through the end of this year. The Fund is currently positioned to take advantage of a continued profit recovery while also being cognizant of valuations and the numerous macro issues that may weigh on overall market returns.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

Value of a $10,000 Investment

*	Small-cap companies typically carry additional risk since smaller companies generally have a higher risk of failure and, by definition are not as well-established as blue-chip companies. Historically, small-company stocks have experienced a greater degree of market volatility than stocks on average.

**	Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

***	The composition of the Fund’s holdings is subject to change.

The performance of the Vintage Growth Fund is measured against the S&P 500 Stock Index and the Russell 1000 Growth Index†, which represent the performance of the stock market as a whole and the large-capitalization growth market respectively. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The Fund had previously been measured against the NASDAQ Composite Index and the S&P Midcap 400 Stock Index. However, the Fund is now measured against the Russell 1000 Growth Index as it better reflects the investment objective of the Fund.

VINTAGE MUTUAL FUNDS, INC.

Growth Fund

Schedule of Portfolio Investments

March 31, 2004

Shares	Description	Value

Common Stocks (97.18%)
Beverages — Soft Drinks (3.84%)
18,000	Coca Cola Co.	$905,400
19,000	Pepsico, Inc.	1,023,150

		1,928,550

Biotech (2.86%)
14,000	Icos Corp.*	518,700
29,700	Millennium Pharmaceuticals	501,930
14,500	NPS Pharmaceuticals	413,975

		1,434,605

Broadcasting (1.43%)
17,000	Clear Channel Communications	719,950

Brokerage Services (2.73%)
3,000	Lehman Brothers Holdings Inc.	248,610
8,500	Morgan Stanley	487,050
55,000	Charles Schwab Corp.	638,550

		1,374,210

Computer Hardware (5.15%)
42,000	Cisco Systems*	987,840
35,000	EMC Corporation*	476,350
38,500	Hewlett Packard	879,340
15,000	Seagate Technology	241,950

		2,585,480

Computer — Software and Peripherals (7.22%)
92,350	Microsoft Corporation	2,305,980
110,000	Oracle Corporation*	1,321,100

		3,627,080

Consumer Finance (0.78%)
9,500	MBNA Corp.	262,485
10,000	Providian Financial Corp.*	131,000

		393,485

Consumer Goods & Services (4.09%)
18,000	Clorox	880,380
16,000	Colgate Palmolive	881,600
7,500	Gillette Co.	293,250

		2,055,230

Diversified (8.90%)
87,100	General Electric Company	2,658,292
12,000	3M Company	982,440
11,500	Pall Corp.	260,935
20,000	Tyco International	573,000

		4,474,667

Electrical & Electronic (1.10%)
24,000	American Power Conversion	552,240

Electronics — Manufacturing (2.05%)
49,000	Flextronics International*	843,780
11,500	Celestica Inc	188,600

		1,032,380

Electronic Components/ Instruments (0.43%)
10,000	Vishay International	213,400

Entertainment (5.35%)
77,000	Time Warner Inc.*	1,298,220
35,500	Viacom Class B	1,391,955

		2,690,175

Environmental Services (1.06%)
40,000	Allied Waste Industries	532,400

Financial Services (0.87%)
14,000	Mellon Financial Corp.	438,060

Food Products & Services (1.78%)
7,500	General Mills Inc.	350,100
17,000	Kraft Foods Inc.	544,170

		894,270

Health Care Products and Services (0.55%)
9,000	Baxter International, Inc.	278,010

Insurance (1.78%)
12,500	American Intl. Group	891,875

Insurance — Specialty (0.93%)
12,500	PMI Group Inc.	467,000

*	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Growth Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Shares	Description	Value

Common Stocks (Continued):
Internet Related (0.83%)
25,000	Verisign Inc.	$414,750

Leisure & Recreation Products (0.66%)
9,000	Take Two Interactive*	331,020

Manufacturing — Capital Goods (0.96%)
5,000	Navistar Intl. Corp.	229,250
4,500	Parker Hannifin Corp.	254,250

		483,500

Medical Distribution (0.96%)
7,000	Cardinal Health	482,300

Medical Specialities (2.95%)
8,000	Edwards Lifesciences	255,600
16,000	Medtronic, Inc.	764,000
9,000	Millipore Corp.	462,420

		1,482,020

Oil & Gas Exploration Products & Services (0.58%)
5,000	Devon Energy Corporation	290,750

Oil and Gas (0.50%)
9,000	Global Santa Fe	249,930

Oil Field Services & Equipment (3.33%)
21,000	Weatherford Intl. Ltd. Bermuda	882,630
18,000	Cooper Cameron Corp.*	792,900

		1,675,530

Pharmaceuticals (17.37%)
8,000	Taro Pharmaceutical Ind.*	463,920
29,000	Abbott Laboratories	1,191,900
18,000	Andrx Group	489,600
20,000	Johnson & Johnson	1,014,400
17,500	Lilly (Eli) & Co.	1,170,750
74,000	Pfizer, Inc.	2,593,700
11,200	Sepracor Inc.	538,720
20,000	Teva Pharmaceutical ADR	1,268,200

		8,731,190

Restaurants (0.50%)
6,500	Panera Bread Company*	252,980

Retail — General Merchandise (4.30%)
22,500	Kohl’s*	1,087,425
18,000	Wal-Mart Stores	1,074,420

		2,161,845

Semiconductors (5.47%)
20,000	ASML Holding	366,600
40,000	Applied Micro Circuits	230,000
50,000	Intel Corporation	1,360,000
4,500	Qlogic Corp.*	151,650
22,000	Texas Instruments	642,840

		2,751,090

Technology — Software (2.84%)
43,000	BEA Systems*	548,680
15,000	Manhattan Assoc.	417,000
40,000	Siebel Systems*	460,400

		1,426,080

Telecommunications (2.13%)
50,000	AT&T Wireless Services	680,500
90,000	Qwest Communications Intl.*	387,900

		1,068,400

Telecommunications — Services and Equipment (0.90%)
10,000	Advanced Fibre Communications	220,300
30,000	Powerwave Technologies	234,000

		454,300

	Total Common Stock	48,838,752

Limited Partnerships (2.23%)
2,706,083	BlueStream Ventures, L.P.** (1.79 percent of Partnership’s Net Assets)	1,118,153

*	Represents non-income producing securities.

**	This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the investment adviser with Board of Director approval (Note 2).
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Growth Fund (Continued)

Schedule of Portfolio Investments

March 31, 2004

Shares	Description	Value

Mutual Funds (1.82%)
916,364	Government Assets Fund T Shares (0.34%)***	$916,364

	Total Investments in Securities (101.23%) (Cost $48,931,274)	$50,873,269
	Other Assets and Liabilities (-1.23%)	(616,974)

	Net Assets (100.00%)	$50,256,295

***	Rate shown is as of March 31, 2004.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statements of Assets and Liabilities

March 31, 2004

	Government	Institutional	Liquid	Municipal	Limited
	Assets	Reserves	Assets	Assets	Term Bond
	Fund	Fund	Fund	Fund	Fund

ASSETS:
Investments, at value	$59,132,025	$18,974,356	$95,786,035	$33,738,972	$65,437,570
Repurchase agreements	38,137,631	13,855,312	13,721,125	—	—

Total Investments	97,269,656	32,829,668	109,507,160	33,738,972	65,437,570
Interest and dividends receivable	585,340	235,504	831,121	205,028	728,373
Receivable from brokers for investments sold	—	—	—	—	—
Receivable for capital shares issued	10,464	—	15,273	—	62,815
Prepaid expenses	16,902	—	13,985	1,247	4,835

Total Assets	97,882,362	33,065,172	110,367,539	33,945,247	66,233,593

LIABILITIES:
Dividends payable	27,131	28,517	20,830	6,667	140,530
Payable to brokers for investments purchased	—		2,812,482	—	86,003
Payable for capital shares redeemed	4,517		—	—	82,049
Accrued expenses and other payables:
Investment advisory fees	29,536		32,200	10,547	27,820
Administration fees	7,780		7,582	6,328	14,467
Accounting fees	2,532		2,760	904	1,669
Distribution fees	—	—	49,714	—	—
Servicing fees	—	—	16,720	—	—
Other	—	2,908	—	—	—

Total Liabilities	71,496	31,425	2,942,288	24,446	352,538

Net Assets	$97,810,866	$33,033,747	$107,425,251	$33,920,801	$65,881,055

Investments, at Cost	$97,269,656	$32,829,668	$109,507,160	$33,738,972	$64,802,909

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statements of Assets and Liabilities (Continued)

March 31, 2004

		Municipal
	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund

ASSETS:
Investments, at value	$125,109,234	$43,058,993	$38,199,012	$205,675,500	$50,873,269
Repurchase agreements	—	—	—	—	—

Total Investments	125,109,234	43,058,993	38,199,012	205,675,500	50,873,269
Interest and dividends receivable	1,100,226	634,116	140,775	210,289	40,808
Receivable from brokers for investments sold	—	—	347,371	2,906,459	316,291
Receivable for capital shares issued	67,993	—	7,308	80,495	60,692
Prepaid expenses	9,545	4,546	4,223	—	—

Total Assets	126,286,998	43,697,655	38,698,689	208,872,743	51,291,060

LIABILITIES:
Dividends payable	429,107	123,021	98,407	—	—
Payable to brokers for investments purchased	172,006	—	341,790	2,959,973	921,249
Payable for capital shares redeemed	100,292	25,000	4,900	80,525	57,720
Accrued expenses and other payables:
Investment advisory fees	58,356	18,889	24,478	132,515	40,646
Administration fees	27,586	9,823	8,486	45,938	11,124
Accounting fees	3,183	1,133	979	5,301	1,284
Distribution fees	—	—	—	—	—
Servicing fees	—	—	—	24,360	—
Other	—	—	—	14,520	2,742

Total Liabilities	790,530	177,866	479,040	3,263,132	1,034,765

Net Assets	$125,496,468	$43,519,789	$38,219,649	$205,609,611	$50,256,295

Investments, at Cost	$121,263,653	$40,201,393	$34,171,209	$167,265,029	$48,931,274

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statements of Assets and Liabilities (Continued)

March 31, 2004

	Government	Institutional	Liquid	Municipal	Limited
	Assets	Reserves	Assets	Assets	Term Bond
	Fund	Fund	Fund	Fund	Fund

NET ASSETS:
Paid-in capital	$97,795,420	$33,033,747	$107,436,527	$33,920,801	$67,580,327
Accumulated undistributed (distributions in excess of) net investment income	15,446	—	(109)	—	(97,122)
Net unrealized appreciation (depreciation) on investments	—	—	—	—	634,661
Accumulated undistributed net realized gains (losses) on investment transactions	—	—	(11,167)	—	(2,236,811)

Net Assets	$97,810,866	$33,033,747	$107,425,251	$33,920,801	$65,881,055

Authorized Shares					800,000,000

Capital Shares Outstanding					6,746,703

Net asset value — offering and redemption price per share					$9.76

Pricing of S Shares
Net assets applicable to S Shares outstanding		$33,033,747	$37,139,026	$2,783,120

Authorized Shares	1,250,000,000	1,250,000,000	1,250,000,000	1,250,000,000	800,000,000

Shares outstanding, $.001 par value		33,033,747	37,142,886	2,783,120

Net asset value — offering and redemption price per share		$1.00	$1.00	$1.00

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding			$28,747,603

Authorized Shares	1,250,000,000	1,250,000,000	1,250,000,000	1,250,000,000

Shares outstanding, $.001 par value			28,750,592

Net asset value — offering and redemption price per share			$1.00

Pricing of T Shares
Net assets applicable to T Shares outstanding	$97,810,866		$18,804,417	$3,666,370

Authorized Shares	1,250,000,000	1,250,000,000	1,250,000,000	1,250,000,000

Shares outstanding, $.001 par value	97,823,498		18,806,372	3,666,370

Net asset value — offering and redemption price per share	$1.00		$1.00	$1.00

Pricing of I Shares
Net assets applicable to I Shares outstanding			$22,734,205	$27,471,311

Authorized Shares	1,250,000,000	1,250,000,000	1,250,000,000	1,250,000,000

Shares outstanding, $.001 par value			22,736,568	27,471,311

Net asset value — offering and redemption price per share			$1.00	$1.00

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statements of Assets and Liabilities (Continued)

March 31, 2004

		Municipal
	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund

NET ASSETS:
Paid-in capital	$124,544,349	$40,202,347	$43,415,380	$173,631,533	$86,935,563
Accumulated undistributed (distributions in excess of) net investment income	285,896	(224)	19,064	—	—
Net unrealized appreciation (depreciation) on investments	3,845,581	2,857,600	4,027,803	38,410,471	1,941,995
Accumulated undistributed net realized gains (losses) on investment transactions	(3,179,358)	460,066	(9,242,598)	(6,432,393)	(38,621,263)

Net Assets	$125,496,468	$43,519,789	$38,219,649	$205,609,611	$50,256,295

Authorized Shares	809,987,393	800,000,000	800,000,000		800,000,000

Capital Shares Outstanding	12,482,558	3,947,795	3,286,498		5,242,591

Net asset value — offering and redemption price per share	$10.05	$11.02	$11.63		$9.59

Pricing of S Shares
Net assets applicable to S Shares outstanding				$113,425,058

Authorized Shares		800,000,000	800,000,000	800,000,000	800,000,000

Shares outstanding, $.001 par value				8,125,290

Net asset value — offering and redemption price per share				$13.96

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding
Authorized Shares
Shares outstanding, $.001 par value
Net asset value — offering and redemption price per share
Pricing of T Shares
Net assets applicable to T Shares outstanding				$92,184,553

Authorized Shares				800,000,000

Shares outstanding, $.001 par value				6,506,619

Net asset value — offering and redemption price per share				$14.17

Pricing of I Shares
Net assets applicable to I Shares outstanding
Authorized Shares
Shares outstanding, $.001 par value
Net asset value — offering and redemption price per share
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statements of Operations

For the Year Ended March 31, 2004

	Government	Institutional	Liquid	Municipal	Limited
	Assets	Reserves	Assets	Assets	Term Bond
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$1,384,740	$431,865	$1,610,628	$348,265	$2,292,407
Dividend income	—	—	—	—	310

Total Income	1,384,740	431,865	1,610,628	348,265	2,292,717

EXPENSES: (Note 4)
Investment advisory fees	477,604	113,859	418,907	113,545	301,911
Administration fees	250,742	79,701	251,344	68,127	156,994
Distribution and shareholder service fees S Shares	—	—	331,463	13,986	—
Distribution and shareholder service fees S2 Shares	—	—	123,851	—	—
Distribution and shareholder service fees T Shares	—	—	71,550	12,153	—
Custody fees	30,961	26,480	58,104	8,815	8,739
Accounting fees	35,820	11,386	35,906	9,732	18,115
Legal fees	5,001	1,327	4,962	1,292	2,192
Audit fees	34,509	6,357	33,246	8,847	14,079
Directors’ fees	20,863	4,563	21,297	5,450	9,002
Transfer agent fees	67,496	5,969	84,017	20,691	37,393
Registration and filing fees	5,942	317	13,833	4,224	2,311
Printing fees	12,687	3,098	13,085	3,368	4,244
Insurance expense	13,508	4,493	13,911	3,878	6,435
Other	5,617	—	5,983	1,855	14,395

Total Expenses	960,750	257,550	1,481,459	275,963	575,810
Less: Expenses voluntarily reduced/waived	(69,640)	(204,946)	(219,639)	(22,541)	—

Net Expenses	891,110	52,604	1,261,820	253,422	575,810

Net Investment Income (Loss)	493,630	379,261	348,808	94,843	1,716,907

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions	—	—	—	—	(1,689,373)
Net change in unrealized appreciation (depreciation) from investments	—	—	—	—	2,555,159

Net realized and unrealized gains (losses) from investments	—	—	—	—	865,786

Change in net assets resulting from operations	$493,630	$379,261	$348,808	$94,843	$2,582,693

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statements of Operations (Continued)

For the Year Ended March 31, 2004

		Municipal
	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$6,509,012	$1,927,888	$601,037	$34,126	$13,174
Dividend income	22,653	—	324,231	2,672,525	380,658

Total Income	6,531,665	1,927,888	925,268	2,706,651	393,832

EXPENSES: (Note 4)
Investment advisory fees	703,845	228,244	294,331	1,634,020	428,592
Administration fees	332,727	118,687	102,035	566,462	117,299
Distribution and shareholder service fees S Shares	—	—	—	296,028	—
Distribution and shareholder service fees S2 Shares	—	—	—	—	—
Distribution and shareholder service fees T Shares	—	—	—	—	—
Custody fees	16,572	4,197	9,764	17,553	7,003
Accounting fees	38,391	13,695	11,773	65,361	13,534
Legal fees	4,772	1,690	1,809	9,896	1,794
Audit fees	30,731	10,930	11,493	62,296	11,163
Directors’ fees	19,681	6,959	7,557	41,299	7,631
Transfer agent fees	64,079	18,848	76,809	235,120	84,243
Registration and filing fees	4,450	2,497	3,725	10,951	6,501
Printing fees	9,124	3,265	3,529	19,019	3,533
Insurance expense	13,125	5,150	5,595	27,018	5,616
Other	31,037	10,161	6,855	14,920	3,299

Total Expenses	1,268,534	424,323	535,275	2,999,943	690,208
Less: Expenses voluntarily reduced/waived	—	—	—	—	—

Net Expenses	1,268,534	424,323	535,275	2,999,943	690,208

Net Investment Income (Loss)	5,263,131	1,503,565	389,993	(293,292)	(296,376)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions	(1,780,632)	751,428	449,281	25,997,218	4,857,825
Net change in unrealized appreciation (depreciation) from investments	5,318,956	(472,657)	5,386,492	22,612,956	8,873,314

Net realized and unrealized gains (losses) from investments	3,538,324	278,771	5,835,773	48,610,174	13,731,139

Change in net assets resulting from operations	$8,801,455	$1,782,336	$6,225,766	$48,316,882	$13,434,763

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets

			Institutional
			Reserves
	Government Assets Fund		Fund	Liquid Assets Fund		Municipal Assets Fund

	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2004	2003	2004	2003

OPERATIONS:
Net investment income (loss)	$493,630	$1,408,298	$379,261	$348,808	$1,249,339	$94,843	$251,781
Net realized gains/(losses) from investment transactions	—	—	—	—	(6,648)	—	—
Net change in unrealized appreciation/(depreciation) from investments	—	—	—	—	—	—	—

Change in net assets resulting from operations	493,630	1,408,298	379,261	348,808	1,242,691	94,843	251,781

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	—	—	—	—	—	—	—
S Shares	—	—	(379,261)	(36,219)	(501,599)	(6,586)	(7,446)
S2 Shares	—	—	—	(71,171)	(54,671)	—	—
T Shares	(493,630)	(1,408,300)	—	(117,581)	(371,335)	(12,693)	(31,279)
I Shares	—	—	—	(123,837)	(321,734)	(75,564)	(213,056)
From net realized gains
Capital Shares	—	—	—	—	—	—	—
S Shares	—	—	—	—	—	—	—
T Shares	—	—	—	—	—	—	—

Change in net assets from shareholder distributions	(493,630)	(1,408,300)	(379,261)	(348,808)	(1,249,339)	(94,843)	(251,781)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets (Continued)

			Institutional
			Reserves
	Government Assets Fund		Fund	Liquid Assets Fund		Municipal Assets Fund

	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2004	2003	2004	2003

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	—	—	—	—	—	—	—
S Shares	—	—	362,761,488	315,605,500	614,370,552	12,182,292	8,523,442
S2 Shares	—	—	—	151,747,648	39,363,021	—	—
T Shares	341,365,663	579,814,866	—	233,819,183	92,195,481	11,038,014	16,812,831
I Shares	—	—	—	45,158,342	60,651,807	59,475,096	81,343,717
Reinvestments:
Capital Shares	—	—	—	—	—	—	—
S Shares	—	—	—	1	5	—	1
S2 Shares	—	—	—	1,042	3,771	—	—
T Shares	101,931	275,898	—	39,994	120,623	1,657	5,168
I Shares	—	—	—	30,820	118,407	—	—
Redemptions:
Capital Shares	—	—	—	—	—	—	—
S Shares	—	—	(329,727,741)	(352,719,131)	(619,859,772)	(12,391,849)	(7,681,599)
S2 Shares	—	—	—	(126,956,742)	(43,927,441)	—	—
T Shares	(412,230,533)	(545,833,318)	—	(244,342,337)	(107,065,378)	(12,866,684)	(17,377,620)
I Shares	—	—	—	(51,402,884)	(74,861,922)	(65,571,888)	(74,291,207)

Change in net assets from capital transactions	(70,762,939)	34,257,446	33,033,747	(29,018,564)	(38,890,846)	(8,133,362)	7,334,733

Change in net assets	(70,762,939)	34,257,444	33,033,747	(29,018,564)	(38,897,494)	(8,133,362)	7,334,733
NET ASSETS:
Beginning of year	168,573,805	134,316,361	0	136,443,815	175,341,309	42,054,163	34,719,430

End of year	$97,810,866	$168,573,805	$33,033,747	$107,425,251	$136,443,815	$33,920,801	$42,054,163

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets (Continued)

			Institutional
			Reserves
	Government Assets Fund		Fund	Liquid Assets Fund		Municipal Assets Fund

	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2004	2003	2004	2003

SHARE TRANSACTIONS:
Issued:
Capital Shares	—	—	—	—	—	—	—
S Shares	—	—	362,761,488	315,605,500	614,370,552	12,182,292	8,523,442
S2 Shares	—	—	—	151,747,648	39,363,021	—	—
T Shares	341,365,663	579,814,866	—	233,819,183	92,195,481	11,038,014	16,812,831
I Shares	—	—	—	45,158,342	60,651,807	59,475,096	81,343,717
Reinvestments:
Capital Shares	—	—	—	—	—	—	—
S Shares	—	—	—	1	5	—	1
S2 Shares	—	—	—	1,042	3,771	—	—
T Shares	101,931	275,898	—	39,994	120,623	1,657	5,168
I Shares	—	—	—	30,820	118,407	—	—
Redemptions:
Capital Shares	—	—	—	—	—	—	—
S Shares	—	—	(329,727,741)	(352,719,132)	(619,859,772)	(12,391,849)	(7,681,599)
S2 Shares	—	—	—	(126,956,743)	(43,927,441)	—	—
T Shares	(412,230,536)	(545,833,318)	—	(244,342,335)	(107,065,378)	(12,866,684)	(17,377,620)
I Shares	—	—	—	(51,402,884)	(74,861,922)	(65,571,888)	(74,291,207)

Change In Shares	(70,762,942)	34,257,446	33,033,747	(29,018,564)	(38,890,846)	(8,133,362)	7,334,733

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets (Continued)

	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2003	2004	2003

OPERATIONS:
Net investment income (loss)	$1,716,907	$2,798,201	$5,263,131	$7,886,128	$1,503,565	$1,728,116
Net realized gains/(losses) from investment transactions	(1,689,373)	31,542	(1,780,632)	936,432	751,428	128,454
Net change in unrealized appreciation/(depreciation) from investments	2,555,159	(2,184,654)	5,318,956	(2,827,642)	(472,657)	2,342,083

Change in net assets resulting from operations	2,582,693	645,089	8,801,455	5,994,918	1,782,336	4,198,653

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	(1,716,906)	(2,837,914)	(5,263,130)	(8,006,353)	(1,503,565)	(1,741,801)
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
From net realized gains
Capital Shares	—	—	—	(132,306)	(399,952)	(106,648)
S Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—

Change in net assets from shareholder distributions	(1,716,906)	(2,837,914)	(5,263,130)	(8,138,659)	(1,903,517)	(1,848,449)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets (Continued)

	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2003	2004	2003

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	19,367,120	22,469,218	20,961,175	26,083,528	2,236,067	4,993,142
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Reinvestments:
Capital Shares	672,307	1,276,202	1,466,623	2,181,587	199,476	253,807
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Redemptions:
Capital Shares	(13,769,806)	(16,960,441)	(31,765,642)	(38,210,661)	(5,981,635)	(7,104,800)
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—

Change in net assets from capital transactions	6,269,621	6,784,979	(9,337,844)	(9,945,546)	(3,546,092)	(1,857,851)

Change in net assets	7,135,408	4,592,154	(5,799,519)	(12,089,287)	(3,667,273)	492,353
NET ASSETS:
Beginning of year	58,745,647	54,153,493	131,295,987	143,385,274	47,187,062	46,694,709

End of year	$65,881,055	$58,745,647	$125,496,468	$131,295,987	$43,519,789	$47,187,062

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets (Continued)

	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2003	2004	2003

SHARE TRANSACTIONS:
Issued:
Capital Shares	1,985,813	2,270,563	2,102,701	2,608,625	202,305	457,361
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Reinvestments:
Capital Shares	69,222	129,718	147,944	218,870	18,086	23,222
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Redemptions:
Capital Shares	(1,414,025)	(1,720,187)	(3,199,576)	(3,825,442)	(538,015)	(646,565)
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—

Change In Shares	641,010	680,094	(948,931)	(997,947)	(317,624)	(165,982)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets (Continued)

	Balanced Fund		Equity Fund		Growth Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2003	2004	2003

OPERATIONS:
Net investment income (loss)	$389,993	$655,411	$(293,292)	$(461,653)	$(296,376)	$(349,202)
Net realized gains/(losses) from investment transactions	449,281	(7,555,821)	25,997,218	(32,348,934)	4,857,825	(20,483,772)
Net change in unrealized appreciation/(depreciation) from investments	5,386,492	(3,804,768)	22,612,956	(68,951,021)	8,873,314	(6,938,024)

Change in net assets resulting from operations	6,225,766	(10,705,178)	48,316,882	(101,761,608)	13,434,763	(27,770,998)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	(389,989)	(668,208)	—	—	—	—
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
From net realized gains
Capital Shares	—	—	—	—	—	—
S Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—

Change in net assets from shareholder distributions	(389,989)	(668,208)	—	—	—	—

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets (Continued)

	Balanced Fund		Equity Fund		Growth Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2003	2004	2003

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	4,679,226	8,708,535	—	—	17,999,502	12,288,128
S Shares	—	—	12,997,047	23,868,534	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	4,149,333	14,247,282	—	—
I Shares	—	—	—	—	—	—
Reinvestments:
Capital Shares	428,353	708,359	—	—	—	—
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Redemptions:
Capital Shares	(9,701,223)	(18,010,917)	—	—	(17,284,976)	(43,164,286)
S Shares	—	—	(35,685,455)	(60,846,257)	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	(26,919,720)	(39,899,219)	—	—
I Shares	—	—	—	—	—	—

Change in net assets from capital transactions	(4,593,644)	(8,594,023)	(45,458,795)	(62,629,660)	714,526	(30,876,158)

Change in net assets	1,242,133	(19,967,409)	2,858,087	(164,391,268)	14,149,289	(58,647,156)
NET ASSETS:
Beginning of year	36,977,516	56,944,925	202,751,524	367,142,792	36,107,006	94,754,162

End of year	$38,219,649	$36,977,516	$205,609,611	$202,751,524	$50,256,295	$36,107,006

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Statement of Changes in Net Assets (Continued)

	Balanced Fund		Equity Fund		Growth Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2004	2003	2004	2003	2004	2003

SHARE TRANSACTIONS:
Issued:
Capital Shares	417,194	799,418	—	—	2,023,581	1,485,084
S Shares	—	—	982,838	1,897,967	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	314,773	1,137,543	—	—
I Shares	—	—	—	—	—	—
Reinvestments:
Capital Shares	39,717	65,293	—	—	—	—
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Redemptions:
Capital Shares	(866,864)	(1,707,738)	—	—	(1,991,136)	(5,294,494)
S Shares	—	—	(2,691,509)	(4,980,193)	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	(1,995,908)	(3,119,599)	—	—
I Shares	—	—	—	—	—	—

Change In Shares	(409,953)	(843,027)	(3,389,806)	(5,064,282)	32,445	(3,809,410)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Notes to Financial Statements
March 31, 2004

1. Organization:

IMG Mutual Funds, Inc. was incorporated on November 16, 1994 and capitalized on May 1, 1995. IMG Mutual Funds, Inc. was renamed Vintage Mutual Funds, Inc., (the “Funds”), in February 1998. The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end management investment company issuing its shares in ten portfolios. The Funds currently consist of the following diversified portfolios (individually, a “Fund”): Government Assets Fund, Institutional Reserves Fund (commencement of operations on April 1, 2003), Liquid Assets Fund, Municipal Assets Fund, Vintage Limited Term Bond Fund (“Limited Term Bond Fund”), Vintage Bond Fund (“Bond Fund”), Vintage Municipal Bond Fund (“Municipal Bond Fund”), Vintage Balanced Fund (“Balanced Fund”), Vintage Equity Fund (“Equity Fund”), and Vintage Growth Fund (“Growth Fund”).

Liquid Assets Fund and Municipal Assets Fund offer four and three classes of shares, respectively. S Shares are offered to customers of banks. S Shares are normally offered through financial institutions providing automatic “sweep” investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers’ accounts. I Shares may be purchased by individual and institutional investors directly from BISYS Fund Services Limited Partnership (the “Distributor”). Liquid Assets Fund also offers S2 Shares through financial institutions providing automatic “sweep” investment programs to their own customers.

The Equity Fund offers two classes of shares. T Shares are offered solely to fiduciary accounts of AMCORE Investment Group, N. A., over which AMCORE Investment Group, N. A., exercises investment discretion. The Equity Fund also offers S Shares to those who do not qualify for T Shares.

Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation

Investments of the Government Assets Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund (the “Money Market Funds”) are valued at amortized cost, which approximates market value.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2004

Under the amortized cost method of valuation, discount or premium is amortized on a constant basis to the maturity of the security.

Investments of the Limited Term Bond Fund, Bond Fund, Municipal Bond Fund, Balanced Fund, Equity Fund, and Growth Fund (collectively the “Variable Net Asset Funds”) for which the primary market is a national securities exchange are valued at the last reported sale price or official closing price, on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the latest available bid quotation. Substantially all fixed-income securities are valued each business day as of the close of regular trading by one or more independent pricing services (the “Pricing Services”) approved by the Fund’s Board of Directors (the “Board”). When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the bid price, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Fixed income securities having maturities of 60 days or less are valued at amortized cost. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Board. The difference between the cost and market values of investments held by the variable net asset funds is reflected as either unrealized appreciation or depreciation.

Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Interest income is recognized on the accrual basis and includes, when applicable, the pro rata amortization of premium or accretion of discount. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment advisor, Investors Management Group, (“IMG”), deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2004

Loan Certificates

The Liquid Assets Fund may invest in Farmer’s Home Administration Guaranteed Loan Certificates (“FmHA”) which represent interests in the guaranteed portion of FmHA loans issued by one or more guaranteed loan trusts subject to repurchase on no more than five business days’ written notice. The FmHAs are diversified through limitations on certificates sold by any one individual bank.

Trust Certificates

The Liquid Assets Fund may invest in U. S. Government Guaranteed Student Loans (“GSLs”) which represent interests in student loans sold by certain Iowa banks subject to repurchase on no more than seven days’ written notice. The GSLs are diversified through a limitation on certificates sold by any individual bank. Each individual bank may not sell more than five percent of the outstanding GSLs.

Limited Partnerships

The Growth Fund has committed to invest $5,000,000 in BlueStream Ventures, L.P., a venture capital limited partnership. At March 31, 2004, the Fund had invested $3,000,000. Direct investments are recorded when capital contributions are made. This is an illiquid security, which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued at fair market value as determined in good faith by the investment adviser under the supervision of the Fund’s Board of Directors. That estimated fair value may differ significantly from the values that would have been used had a ready market for the investment existed, and the differences could be material.

Securities Purchased on a When-Issued or Delayed-Delivery Basis

Each fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Government Assets Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund. Dividends from net investment income are declared and paid monthly for the Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Balanced Fund, Equity Fund, and Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2004

The dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal treatment; temporary differences do not require reclassification.

Expenses

Expenses attributable to a Fund are charged to that Fund; other expenses of the Funds are prorated to the Funds on the basis of each Fund’s relative net assets or on another reasonable basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2004 are as follows:

		Proceeds
	Purchases	from Sales

Limited Term Bond Fund	$49,007,392	$37,079,822
Bond Fund	$94,628,550	$102,445,561
Municipal Bond Fund	$10,758,294	$13,763,555
Balanced Fund	$27,870,095	$33,537,783
Equity Fund	$176,305,844	$209,133,215
Growth Fund	$63,414,229	$61,356,176

4. Related Party Transactions:

Under the terms of its Investment Advisory Agreement, Investors Management Group (IMG), an indirect wholly owned subsidiary of AMCORE Financial, Inc. (AMCORE), is entitled to receive fees computed daily on a percentage of the average daily net assets of each fund as follows:

Government Assets Fund	0.40%
Institutional Reserves Fund	0.35%
Liquid Assets Fund	0.35%
Municipal Assets Fund	0.35%
Limited Term Bond Fund	0.50%
Bond Fund	0.55%
Municipal Bond Fund	0.50%
Balanced Fund	0.75%
Equity Fund	0.75%
Growth Fund	0.95%

IMG voluntarily limited advisory fees for the Government Assets Fund to 0.35 percent and voluntarily waived all advisory fees for the Institutional Reserves Fund.

The Funds have entered into a management and administration agreement with IMG pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Money

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2004

Market Funds and 0.26 percent of the average daily net assets for the Variable Net Asset Funds. IMG voluntarily waived all management and advisory fees for the Institutional Reserves Fund.

The Funds have adopted an Administrative Services Plan (the “Services Plan”) pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a “Participating Organization”), which may include AMCORE, its correspondent and affiliated banks, which agree to provide recordkeeping and/or administrative support services for their customers or account holders (collectively, “customers”) who are beneficial or record owner of shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of shares of that Fund owned beneficially or of record by such Participating Organization’s customers for whom the Participating Organization provides such services. At March 31, 2004, the Funds are required to pay servicing fees as follows: 0.25 percent on S shares of the Liquid Assets, Municipal Assets, and Equity Funds, 0.25 percent on S2 shares of the Liquid Assets Fund, and 0.15 percent on T shares of the Liquid Assets and Municipal Assets Funds. During the year IMG limited administrative service fees on S shares of Liquid Assets Fund and Municipal Assets Fund, and S2 shares of Liquid Assets Fund and supplemented the portion of fees waived at the Fund level to the Participating Organization. During the year ended March 31, 2004, AMCORE recorded revenue of $59,350, $11,286, and $295,262 for administrative service fees from the Liquid Assets Fund, Municipal Assets Fund, and Equity Fund, respectively.

IMG also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services. IMG voluntarily waived all fund accounting fees for the Institutional Reserves Fund.

During the year ended March 31, 2004, certain Funds had investments in Government Assets Fund or Municipal Assets Fund. Included in interest income on the statements of operations is income earned on such investments and the portion of the advisory, administrative and accounting fees waived by IMG that were attributable to assets invested in Government Assets Fund or Municipal Assets Fund, as shown below:

	Income Earned	Fees Waived

Limited Term Bond Fund	$12,747	$4,008
Bond Fund	$19,839	$7,582
Municipal Bond Fund	$4,799	$1,932
Balanced Fund	$10,028	$3,935
Equity Fund	$32,378	$13,297
Growth Fund	$9,840	$3,207

BISYS Fund Services Limited Partnership serves as distributor to the Fund pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agreement with the Funds, but may receive compensation under a Distribution and Shareholder Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE, or its affiliates, pursuant to which the

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2004

Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.50 percent on S Shares of the Liquid Assets Fund and 0.25 percent on all other Classes and Funds. Currently, such fees are limited to 0.40 percent for S Shares of the Liquid Assets Fund, 0.15 percent for S2 Shares of the Liquid Assets Fund, 0.15 percent for S Shares of the Municipal Assets Fund and 0.00 percent for all other Classes and Funds. However, IMG as Adviser and Administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund. During the year IMG paid distribution fees of 0.15 percent for S shares of the Municipal Assets Fund, waiving such fees at the Fund level. During the year ended March 31, 2004, AMCORE received $7,592 and $957 for distribution fees from the Liquid Assets Fund, and Municipal Assets Fund, respectively.

IMG also serves as the Fund’s transfer agent to certain classes of the Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund. IMG is paid a fee for Transfer Agency Services based on the number of shareholder accounts serviced. BISYS Fund Services Limited Partnership serves as transfer agent to the other classes and Funds pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services.

5. Federal Income Taxes:

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities as of March 31, 2004 for tax purposes follow:

			Net
	Aggregate	Aggregate	Unrealized	Cost of
	Unrealized Gain	Unrealized (Loss)	Gain (Loss)	Investments

Government Assets Fund	—	—	—	$97,269,656
Institutional Reserves Fund	—	—	—	$32,829,668
Liquid Assets Fund	—	—	—	$109,507,160
Municipal Assets Fund	—	—	—	$33,738,972
Limited Term Bond Fund	$745,795	$(141,158)	$604,637	$67,801,486
Bond Fund	$4,107,075	$(261,494)	$3,845,581	$121,263,653
Municipal Bond Fund	$2,866,885	$(9,285)	$2,857,600	$40,201,393
Balanced Fund	$4,813,242	$(785,439)	$4,027,803	$34,171,209
Equity Fund	$43,944,188	$(5,533,717)	$38,410,471	$167,265,029
Growth Fund	$4,308,996	$(2,647,482)	$1,661,514	$50,059,720

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2004

Distributable earnings as of March 31, 2004 for tax purposes follow:

	Distributable Earnings

		Long-term
	Ordinary	Gains	Tax
	Income	(Losses)	Exempt

Government Assets Fund	$42,577	—	—
Institutional Reserves Fund	$28,517	—	—
Liquid Assets Fund	$20,830	—	—
Municipal Assets Fund	$—	—	$6,667
Limited Term Bond Fund	$43,409	—	—
Bond Fund	$714,948	—	—
Municipal Bond Fund	—	$460,065	$122,901
Balanced Fund	$117,471	—	—
Equity Fund	—	—	—
Growth Fund	—	—	—

Distributions for the year ended March 31, 2004 for tax purposes follow:

	Tax Distributions

		Long-term
	Ordinary	Capital	Tax
	Income	Gains	Exempt

Government Assets Fund	$451,053	—	—
Institutional Reserves Fund	$350,744	—	—
Liquid Assets Fund	$327,978	—	—
Municipal Assets Fund	—	—	$88,176
Limited Term Bond Fund	$1,673,498	—	—
Bond Fund	$4,548,183	—	—
Municipal Bond Fund	—	$291,362	$1,380,768
Balanced Fund	$272,522	—	—
Equity Fund	—	—	—
Growth Fund	—	—	—

Capital loss carryovers are available to offset future realized capital gains for Federal income tax purposes. The following shows the totals by year in which capital loss carryovers will expire if not used:

	Liquid	Limited Term
	Assets Fund	Bond Fund	Bond Fund	Balanced Fund	Equity Fund	Growth Fund

March 31, 2005			$210,608
March 31, 2006
March 31, 2007		$434	$103,873
March 31, 2008		$32,964	$615,981
March 31, 2009		$496,477	$455,773
March 31, 2010				$2,124,535		$16,368,811
March 31, 2011	$4,519	$17,563		$5,873,437	$6,432,393	$22,304,151
March 31, 2012	$6,648	$1,659,350	$1,793,103	$1,244,627		$568,665

Total Carryover	$11,167	$2,206,788	$3,179,338	$9,242,599	$6,432,393	$39,241,627

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2004

Capital loss carryovers utilized and expired during the year ended March 31, 2004 follow:

	Utilized	Expired

Bond Fund	—	$733,678
Equity Fund	$18,617,283	—

At March 31, 2004, the Limited Term Bond Fund had $30,024 in deferred capital losses occurring subsequent to October 31, 2003. For tax purposes, such losses will be reflected in the year ending March 31, 2005.

6. Other Tax Information (Unaudited):

For the taxable year ended March 31, 2004, 100 percent of income dividends paid by the Balanced Fund qualifies for the dividends received deduction available to corporations. Under Section 854(b)(2) of the Internal Revenue Code, the Balanced Fund designated 79.44 percent of the ordinary income dividends as income qualifying for dividends received deduction for the fiscal year ended March 31, 2004.

VINTAGE MUTUAL FUNDS, INC.

Financial Highlights

		Investment Activities			Dividends and Distributions

							Total
	NAV	Net	Net Realized/	Total from	From Net	From Net	Dividends	NAV
	Beginning	Investment	Unrealized	Investment	Investment	Realized	and	End
	of Period	Income (Loss)	Gains/(Losses)	Activities	Income	Gains	Distributions	of Period

Government Assets Fund “T” Shares
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Year Ended March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Institutional Reserves Fund
Year Ended March 31, 2004	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Liquid Assets Fund “S” Shares
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended March 31, 2000	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
Liquid Assets Fund “S2” Shares
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended March 31, 2000	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
Liquid Assets Fund “T” Shares
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Year Ended March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Liquid Assets Fund “I” Shares
Year Ended March 31, 2004	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Year Ended March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Municipal Assets Fund “S” Shares
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2002	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2000	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Municipal Assets Fund “T” Shares
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Municipal Assets Fund “I” Shares
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00

**	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Total Return / Ratios / Supplementary Data:

		Ratio of	Ratio of Net	Ratio of	Ratio of Net
	Net Assets	Expenses to	Investment	Expenses to	Investment
Total	End of Period	Average	Income (Loss) to	Average	Income (Loss) to	Portfolio
Return	(000 omitted)	Net Assets	Average Net Assets	Net Assets**	Average Net Assets**	Turnover

0.40%	$97,811	0.75%	0.41%	0.81%	0.36%
0.96%	$168,574	0.72%	0.95%	0.77%	0.90%
2.66%	$134,316	0.68%	2.69%	0.73%	2.64%
5.73%	$170,838	0.68%	5.59%	0.73%	5.54%
4.75%	$170,811	0.68%	4.65%	0.73%	4.60%

1.03%	$33,034	0.14%	1.00%	0.68%	0.46%

0.08%	$37,139	1.37%	0.08%	1.55%	(0.10)%
0.56%	$74,250	1.36%	0.56%	—	—
2.22%	$79,744	1.36%	2.14%	—	—
5.26%	$77,849	1.36%	5.13%	—	—
4.18%	$91,703	1.36%	4.11%	—	—

0.29%	$28,748	1.12%	0.29%	1.30%	0.10%
0.81%	$3,958	1.11%	0.86%	—	—
2.48%	$8,519	1.11%	2.44%	—	—
5.52%	$9,139	1.11%	5.39%	—	—
4.44%	$8,639	1.11%	4.36%	—	—

0.41%	$18,804	0.87%	0.41%	1.05%	0.23%
1.06%	$29,287	0.86%	1.09%	—	—
2.73%	$44,038	0.86%	2.57%	—	—
5.80%	$30,590	0.86%	5.65%	—	—
4.70%	$31,619	0.86%	4.59%	—	—

0.56%	$22,734	0.62%	0.56%	0.80%	0.38%
1.22%	$28,948	0.71%	1.21%	—	—
2.89%	$43,041	0.71%	2.72%	—	—
5.94%	$32,061	0.71%	5.78%	—	—
4.86%	$38,318	0.71%	4.82%	—	—

0.23%	$2,783	1.20%	0.24%	1.65%	(0.21)%
0.35%	$2,993	1.10%	0.33%	1.17%	0.26%
1.47%	$2,151	1.11%	1.40%	—	—
3.07%	$2,403	1.12%	3.09%	—	—
2.43%	$7,370	1.14%	2.41%	1.15%	2.40%

0.26%	$3,666	0.95%	0.26%	1.16%	0.05%
0.55%	$5,493	0.92%	0.56%	—	—
1.70%	$6,053	0.86%	1.67%	—	—
3.31%	$6,054	0.87%	3.26%	—	—
2.68%	$11,326	0.89%	2.61%	0.90%	2.63%

0.30%	$27,471	0.70%	0.31%	—	—
0.70%	$33,568	0.77%	0.68%	—	—
1.88%	$26,516	0.71%	1.82%	—	—
3.48%	$27,330	0.72%	3.41%	—	—
2.84%	$26,124	0.74%	2.78%	0.75%	2.79%

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Financial Highlights (Continued)

		Investment Activities			Dividends and Distributions

							Total
	NAV	Net	Net Realized/	Total from	From Net	From Net	Dividends	NAV
	Beginning	Investment	Unrealized	Investment	Investment	Realized	and	End
	of Period	Income (Loss)	Gains/(Losses)	Activities	Income	Gains	Distributions	of Period

Limited Term Bond Fund
Year Ended March 31, 2004	$9.62	0.28	0.14	0.42	(0.28)	0.00	(0.28)	$9.76
Year Ended March 31, 2003	$9.98	0.47	(0.36)	0.11	(0.47)	0.00	(0.47)	$9.62
Year Ended March 31, 2002	$9.94	0.55	0.03	0.58	(0.54)	0.00	(0.54)	$9.98
Year Ended March 31, 2001	$9.63	0.54	0.31	0.85	(0.54)	0.00	(0.54)	$9.94
Year Ended March 31, 2000	$10.00	0.50	(0.37)	0.13	(0.50)	0.00	(0.50)	$9.63
Bond Fund
Year Ended March 31, 2004	$9.78	0.41	0.28	0.69	(0.42)	0.00	(0.42)	$10.05
Year Ended March 31, 2003	$9.94	0.58	(0.14)	0.44	(0.59)	(0.01)	(0.60)	$9.78
Year Ended March 31, 2002	$9.97	0.56	(0.03)	0.53	(0.56)	0.00	(0.56)	$9.94
Year Ended March 31, 2001	$9.53	0.61	0.44	1.05	(0.61)	0.00	(0.61)	$9.97
Year Ended March 31, 2000	$9.88	0.57	(0.35)	0.22	(0.57)	0.00	(0.57)	$9.53
Municipal Bond Fund
Year Ended March 31, 2004	$11.06	0.37	0.07	0.44	(0.38)	(0.10)	(0.48)	$11.02
Year Ended March 31, 2003	$10.54	0.40	0.54	0.94	(0.40)	(0.02)	(0.42)	$11.06
Year Ended March 31, 2002	$10.68	0.41	(0.14)	0.27	(0.41)	0.00	(0.41)	$10.54
Year Ended March 31, 2001	$10.24	0.42	0.44	0.86	(0.42)	0.00	(0.42)	$10.68
Year Ended March 31, 2000	$10.67	0.41	(0.40)	0.01	(0.41)	(0.03)	(0.44)	$10.24
Balanced Fund
Year Ended March 31, 2004	$10.00	0.11	1.63	1.74	(0.11)	0.00	(0.11)	$11.63
Year Ended March 31, 2003	$12.54	0.16	(2.54)	(2.38)	(0.16)	0.00	(0.16)	$10.00
Year Ended March 31, 2002	$12.80	0.20	(0.26)	(0.06)	(0.20)	0.00	(0.20)	$12.54
Year Ended March 31, 2001	$16.58	0.31	(2.72)	(2.41)	(0.31)	(1.06)	(1.37)	$12.80
Year Ended March 31, 2000	$16.01	0.28	2.08	2.36	(0.28)	(1.51)	(1.79)	$16.58
Equity Fund S Shares
Year Ended March 31, 2004	$11.19	(0.03)	2.80	2.77	0.00	0.00	0.00	$13.96
Year Ended March 31, 2003	$15.83	(0.04)	(4.60)	(4.64)	0.00	0.00	0.00	$11.19
Year Ended March 31, 2002	$16.44	(0.09)	(0.52)	(0.61)	0.00	0.00	0.00	$15.83
Year Ended March 31, 2001	$23.28	(0.09)	(4.94)	(5.03)	0.00	(1.81)	(1.81)	$16.44
Year Ended March 31, 2000	$22.90	(0.06)	4.10	4.04	0.00	(3.66)	(3.66)	$23.28
Equity Fund T Shares
Year Ended March 31, 2004	$11.33	0.00	2.84	2.84	0.00	0.00	0.00	$14.17
Year Ended March 31, 2003	$15.99	(0.01)	(4.65)	(4.66)	0.00	0.00	0.00	$11.33
Year Ended March 31, 2002	$16.56	(0.04)	(0.53)	(0.57)	0.00	0.00	0.00	$15.99
Year Ended March 31, 2001	$23.38	(0.03)	(4.98)	(5.01)	0.00	(1.81)	(1.81)	$16.56
Year Ended March 31, 2000	$22.94	(0.01)	4.11	4.10	0.00	(3.66)	(3.66)	$23.38
Growth
Year Ended March 31, 2004	$6.93	(0.06)	2.72	2.66	0.00	0.00	0.00	$9.59
Year Ended March 31, 2003	$10.51	(0.05)	(3.53)	(3.58)	0.00	0.00	0.00	$6.93
Year Ended March 31, 2002	$11.03	(0.09)	(0.35)	(0.44)	0.00	(0.08)	(0.08)	$10.51
Year Ended March 31, 2001	$20.49	(0.10)	(5.93)	(6.03)	0.00	(3.43)	(3.43)	$11.03
Year Ended March 31, 2000	$17.63	(0.12)	5.57	5.45	0.00	(2.59)	(2.59)	$20.49

**	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Total Return / Ratios / Supplementary Data:

		Ratio of	Ratio of Net	Ratio of	Ratio of Net
	Net Assets	Expenses to	Investment	Expenses to	Investment
Total	End of Period	Average	Income (Loss) to	Average	Income (Loss) to	Portfolio
Return	(000 omitted)	Net Assets	Average Net Assets	Net Assets**	Average Net Assets**	Turnover

4.37%	$65,881	0.96%	2.85%	—	—	73.81%
1.13%	$58,746	0.92%	4.73%	—	—	55.05%
5.96%	$54,153	0.93%	5.43%	—	—	47.31%
9.06%	$47,754	0.90%	5.48%	—	—	49.54%
1.38%	$52,507	0.92%	5.11%	—	—	41.58%

7.08%	$125,496	0.99%	4.12%	—	—	79.75%
4.46%	$131,296	0.95%	5.78%	—	—	32.67%
5.20%	$143,385	0.99%	5.79%	—	—	41.67%
11.37%	$36,340	0.99%	6.33%	—	—	17.62%
2.41%	$27,339	1.01%	6.01%	—	—	31.83%

3.91%	$43,520	0.93%	3.30%	—	—	24.51%
9.06%	$47,187	0.85%	3.60%	—	—	9.95%
2.41%	$46,695	0.91%	3.81%	—	—	27.61%
8.59%	$47,274	0.86%	4.03%	—	—	21.11%
0.10%	$48,616	0.92%	3.91%	—	—	26.51%

17.46%	$38,220	1.37%	1.00%	—	—	75.52%
(18.88)%	$36,978	1.25%	1.46%	—	—	36.19%
(0.45)%	$56,945	1.19%	1.56%	—	—	38.28%
(15.39)%	$68,114	1.12%	2.03%	—	—	45.49%
15.56%	$96,688	1.20%	1.77%	—	—	64.22%

24.75%	$113,425	1.49%	(0.25)%	—	—	83.72%
(29.31)%	$110,017	1.41%	(0.30)%	—	—	38.63%
(3.65)%	$204,521	1.39%	(0.52)%	—	—	58.75%
(22.98)%	$232,217	1.39%	(0.40)%	—	—	71.85%
18.59%	$325,035	1.36%	(0.31)%	—	—	89.42%

25.07%	$92,185	1.24%	0.00%	—	—	83.72%
(29.14)%	$92,735	1.16%	(0.05)%	—	—	38.63%
(3.44)%	$162,622	1.14%	(0.27)%	—	—	58.75%
(22.79)%	$182,099	1.14%	(0.15)%	—	—	71.85%
18.83%	$259,796	1.11%	(0.06)%	—	—	89.42%

38.38%	$50,256	1.53%	(0.66)%	—	—	143.93%
(34.06)%	$36,107	1.52%	(0.68)%	—	—	80.30%
(4.12)%	$94,754	1.36%	(0.81)%	—	—	106.39%
(32.83)%	$105,225	1.33%	(0.66)%	—	—	183.82%
33.51%	$159,299	1.35%	(0.67)%	—	—	156.56%

See notes to financial statements.

INDEPENDENT AUDITORS’ REPORT	Vintage Mutual Funds, Inc.

To the Shareholders and Board of Directors of

Vintage Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Government Assets Fund, Institutional Reserves Fund, Liquid Assets Fund, Municipal Assets Fund, Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Municipal Bond Fund, Vintage Balanced Fund, Vintage Equity Fund and Vintage Growth Fund (collectively the “Funds”) comprising Vintage Mutual Funds, Inc. as of March 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended (from April 1, 2003 (commencement of operations) through March 31, 2004 for the Institutional Reserve Funds). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended March 31, 2003, and the financial highlights for each of the four years in the period ended March 31, 2003 were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of Vintage Mutual Funds, Inc. as of March 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for the year then ended (from April 1, 2003 (commencement of operations) through March 31, 2004 for the Institutional Reserve Funds), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

May 17, 2004

DIRECTORS AND OFFICERS	Vintage Mutual Funds, Inc.

The following table contains basic information regarding directors and officers, respectively, that oversee operations of the Vintage Funds complex.

		Term of		Number of
		Office and		Portfolios	Other
	Position	Length of	Principal	Overseen	Directorships
Name, Contact,	held with	Time	Occupations During	by	held Outside of
Address and Age	Vintage	Served	Past Five Years	Director	Vintage

Independent Directors:

William J. Howard, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 58	Director	Since 1998	Attorney, William J. Howard Attorney at Law from 1998 to present; Attorney, Brassfield, Cowan and Howard from 1973 to 1998	10	None

Debra L. Johnson, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 43	Director	Since 1998	President, Vodaci Technologies from 2000 to present; VP and CFO, Business Publications from 1990 to 2000	10	Des Moines Metro Opera; AAA Minnesota/ Iowa; DMACC Foundation

Fred Lorber, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 80	Director	Since 1998	Retired	10	Simpson College; Iowa Historical Foundation; Des Moines Club; Jewish Foundation of Des Moines

DIRECTORS AND OFFICERS	Vintage Mutual Funds, Inc.

		Term of		Number of
		Office and		Portfolios	Other
	Position	Length of	Principal	Overseen	Directorships
Name, Contact,	held with	Time	Occupations During	by	held Outside of
Address and Age	Vintage	Served	Past Five Years	Director	Vintage

Edward J. Stanek, Ph.D. 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 57	Director	Since 1998	President and CEO, Iowa Lottery from 1985 to present; Chairman, International Game Group from 2000 to present; Senior Vice President, World Lottery Association from 1999 to present	10	Multi-State Lottery Association; Power Ball Group; Instant Millionaire TV Show; World Lottery Association; Hot Lotto Group; North American Association of State and Provincial Lotteries; International Game Group; Iowa State University College
of Liberal Arts and Sciences Dean Council

Steven Zumbach, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 54	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	10	Bankers Trust Advisory Board; Greater Des Moines Partnership; Des Moines Wine Festival; Science Center of Iowa Capital Campaign; Mayor’s Study Group of Des Moines; Iowa State University Board of Governors

Interested Director:

Joseph B. McGougan, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 43	Director	Since 2004	Founding officer of AMCORE Mortgage, Inc. from 1987 to present; President and Chief Executive Officer, AMCORE Mortgage, Inc. from 1993 to present	10	Rockford Area Chamber Board; Rock Valley College Foundation Board; Bradley Height Water District Board; Prairie States Legal Services

DIRECTORS AND OFFICERS	Vintage Mutual Funds, Inc.

		Term of		Number of
		Office and		Portfolios	Other
	Position	Length of	Principal	Overseen	Directorships
Name, Contact,	held with	Time	Occupations During	by	held Outside of
Address and Age	Vintage	Served	Past Five Years	Director	Vintage

Officers:

James I. Mackay, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 59	President	Since 2003	President and CEO, Investors Management Group from 2003 to present; Senior Vice President, H&R Block Financial Advisors, 2002; Consultant from 1993 to 2002	N/ A	N/ A

Patricia Bonavia, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 53	Vice President	Since 1998	Director, Investors Management Group from 1998 to present; President, AMCORE Investment Services, Inc. from 1998 to present; Product Manager and Vice President, AMCORE Capital Management Inc. from 1993 to 1998	N/ A	N/ A

Amy Mitchell, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 34	Treasurer and Secretary	Since 1998	Vice President, Investors Management Group; Director of Fund Administration, Investors Management Group 1990 to present	N/ A	N/ A

DIRECTORS AND OFFICERS	Vintage Mutual Funds, Inc.

Additional Information

Proxy Voting Guidelines

Investors Management Group, the Funds’ manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-798-1819.

Statement of Additional Information (SAI)

The SAI has additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-798-1819.

TABLE OF CONTENTS

Performance Reports and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Independent Auditors’ Report

Directors and Officers

SERVICE PROVIDERS

INVESTMENT ADVISER and ADMINISTRATOR

Investors Management Group
1415 28th Street, Suite 200
West Des Moines, Iowa 50266-1461

DISTRIBUTOR

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Cline, Williams, Wright, Johnson, & Oldfather, L.L.P.
1900 U.S. Bank Building
Lincoln, Nebraska 68508

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
1010 Grand Boulevard, Suite 400
Kansas City, MO 64106-2232

ANNUAL REPORT TO SHAREHOLDERS MARCH 31, 2004

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT’S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) THERE WAS NO AMENDMENT TO THE CODE OF ETHICS DURING THE REPORTING PERIOD.

(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.
(E) NOT APPLICABLE.
(F)(1) FILED AS EXHIBIT 10 WITH FORM N-CSR.
(F)(2) NOT APPLICABLE.
(F)(3) TO REQUEST A FREE COPY OF THE VINTAGE MUTUAL FUNDS, INC. CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2) Debra Johnson is the independent director named as the audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant’s tax returns.

March 31, 2003          $112,680

March 31, 2004          $135,000
(B)NOT APPPLICABLE.
(C)SEE ITEM 4(A)
(D)NOT APPLICABLE.
(E)NOT APPLICABLE.
(F)NOT APPLICABLE.
(G)NOT APPLICABLE.
(H)NOT APPLICABLE.

ITEM 5. NOT APPLICABLE.

ITEM 6. NOT APPLICABLE.
ITEM 7. NOT APPLICABLE.
ITEM 8. NOT APPLICABLE.
ITEM 9. NOT APPLICABLE.
ITEM 10. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT’S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF MAY 15, 2004, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT’S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 11. EXHIBITS.

(A)	CODE OF ETHICS IS ATTACHED AS AN EXHIBIT TO THIS FILING.

(B)	CERTIFICATIONS FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER ARE ATTACHED AS EXHIBITS.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VINTAGE MUTUAL FUNDS, INC.

By

James I. Mackay, President
Date: June 4, 2004

     Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

President, Principal Executive Officer, James I. Mackay, June 4, 2004

Treasurer and Principal Financial and Accounting Officer, Amy M. Mitchell, June 4, 2004